Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 32 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH, Esq.
  The Principal Financial Group      Dykema Gossett PLLC
  Des Moines, Iowa 50392             Franklin Square, Suite 300 West
                                     1300 I Street, N.W.
                                     Washington, DC 20005-3306


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      _____   on (date) pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      __XX_   on June 1, 2004 pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                  dated XXXXXX


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated XXXXX, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectuses for Class J shares, Select, Preferred, Advisors Select and Advisors Preferred share classes may be viewed on our web site at www.principal.com.

                                TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

Appendix B..............................................................

FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.

The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Articles of Incorporation have been amended as follows:
..    September  14,  2000  to add the  Bond &  Mortgage  Securities,  Government
     Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
..    December 13, 2001 to add the LifeTime 2010,  LifeTime 2020,  LifeTime 2030,
     LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
..    March 14, 2001 to add the Capital Preservation Fund;
..    April 17, 2002 to add the Preferred Securities Fund;
..    September 26, 2002 to add the LargeCap Blend I, Partners  LargeCap  Growth,
     Partners SmallCap Blend and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
..    September  18,  2003 to add the  Partners  International,  Partners  MidCap
     Growth I and Partners MidCap Value I Funds;
..    February  3, 2004 to change the name of the Real Estate Fund to Real Estate
     Securities Fund; and
..    March  ____,  2004 to add the  Partners  LargeCap  Value  Fund I,  Partners
     SmallCap Growth Fund III and Partners SmallCap Value Fund II.

The LargeCap Blend I, Partners International, Partners LargeCap Value I, Partners MidCap Growth I, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value I Funds each offers Institutional Class, Preferred, Select, Advisors Preferred and Advisors Select Class shares. Each of the other Funds offers these classes of shares as well as Class J shares. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.

DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS

FUND POLICIES
The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap
Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap Value and SmallCap S&P 600 Index Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)   Invest in companies for the purpose of exercising control or management.

4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the International I, International II and International Emerging Markets Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund (except the Capital Preservation, International I, International II, and International Emerging Markets) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

Partners International Fund

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin). Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Principal  LifeTime  2010,  Principal  LifeTime 2020,  Principal  LifeTime 2030,
Principal  LifeTime  2040,   Principal  LifeTime  2050  and  Principal  LifeTime
Strategic Income Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8)   Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)   Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION
LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index

Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Growth

When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
..    Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.

..    Execution  of orders for any client who  prohibits  participation  in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
..    Intra-Day:  When a security or futures  contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
..    Multi-Day:  When a security or futures  contract is traded across  multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.

The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.

Partners LargeCap Growth I

Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Partners LargeCap Growth I, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth

Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners MidCap Growth I and Partners SmallCap Blend

The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index (for the Partners MidCap Growth Fund I) or the Russell 2000 Index (for the Partners SmallCap Blend Fund), but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to
subsequently   available  or  other  specific  relevant  information  about  the security.

Preferred Securities

Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners MidCap Value I

Goldman Sachs Asset Management, L.P. ("GSAM") manages the Fund by using a value-oriented approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

Partners SmallCap Value

Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Value Index economic sectors to control risk.

Partners SmallCap Value II

Dimensional Fund Advisors Inc. ("Dimensional") believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

Portfolio construction: Generally, Dimensional structures the Fund by:
..    selecting a starting  universe of  securities  (for  example,  all publicly traded U.S. common stocks).
..    creating a sub-set of companies meeting the Fund's investment guidelines.
..    excluding  certain  companies after analyzing various factors (for example, solvency).
..    purchasing stocks using a market capitalization weighted approach.

Market capitalization weighted approach means investing on a market capitalization weighted basis, which may include adjusting that weighting to consider such factors as trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions. Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. the higher the stock's relative market cap, the greater its representation.

The Fund uses a market capitalization segmentation approach. Broadly speaking, this technique involves:
..    creating  an  initial   universe  of  securities   based  on  total  market
     capitalization.
..    identifying   a  sub-set  of  companies   meeting  the  Fund's   investment
     guidelines.
..    generally,  considering a stock (which may be listed on any principal  U.S.
     exchange or over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Fund.

The Fund generally purchases stocks whose market capitalizations are in the lower 8% of total market capitalization. Total market capitalization is based on the market capitalization of U.S. operating companies lists on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market.

Selections of equity securities for the other Funds (except the Partners MidCap Value Fund).

Such   selections   are  made  based  on  an  approach   described   broadly  as
"company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
..    First is the  continuing  study of basic  economic  factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
..    Second,  given some  conviction  as to the  likely  economic  climate,  the
     Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
..    Finally,   determinations   are  made  regarding   earnings  prospects  for
     individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value

Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
..    increased social, political and economic instability;
..    a smaller  market for these  securities  and low or  nonexistent  volume of trading  that  results  in  a  lack  of  liquidity  and  in  greater  price volatility;
..    lack of publicly  available  information,  including reports of payments of dividends or interest on outstanding securities;
..    foreign  government  policies  that may restrict  opportunities,  including restrictions on investment in issuers or industries deemed sensitive to national interests;
..    relatively new capital market structure or market-oriented economy;
..    the possibility that recent favorable  economic  developments may be slowed or reversed by unanticipated political or social events in these countries;
..    restrictions  that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
..    possible  losses  through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
..    American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
..    European  Depositary  Receipts  ("EDRs")  and  Global  Depositary  Receipts
     ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

..    Spread  Transactions.  Each Fund may purchase covered spread options.  Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.

..    Options on Securities  and Securities  Indices.  Each Fund may write (sell)
     and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

..    Writing Covered Call and Put Options.  When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

     The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

     The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.

     Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

..    Purchasing  Call and Put Options.  When a Fund purchases a call option,  it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any
     time  before  the  option  expires.   A  Fund  purchases  call  options  in
     anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

     When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

     Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

..    Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

..    Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

..    Futures Contracts and Options on Futures Contracts.  Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

..    Futures  Contracts.  When  a Fund  sells  a  futures  contract  based  on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

     A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

     When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

     Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

     In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

..    Options on Futures  Contracts.  The Funds may also  purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract
     (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

     If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

     When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

..    Risks  Associated  with Futures  Transactions.  There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

     Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

..    Limitations  on the Use of Futures and Options on Futures  Contracts.  Each
     Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.

     Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

     When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


High-Yield/High-Risk Bonds

The Bond & Mortgage Securities, Preferred Securities and Partners International Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, Partners International and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Real Estate Investment Trusts

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts

The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the

U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase  and  Reverse  Repurchase  Agreements,   Mortgage  Dollar  Rolls  and
Sale-Buybacks

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Swap Agreements and Options on Swap Agreements.

Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or
Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
     .    the frequency of trades and quotations,
     .    the number of dealers and prospective purchasers in the marketplace,
     .    dealer undertakings to make a market,
     . the nature of the security (including any demand or tender features, and
     . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued and Delayed Delivery Securities

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Wrapper Agreements (Capital Preservation Fund only)

Under a wrapper agreement, the wrap provider agrees to make payments to the Fund with respect to covered assets if certain events happen. The Fund buys wrapper agreements to help maintain a stable value per share. Under normal circumstances, the value of the wrapper agreements is expected to vary inversely with the value of the Fund's assets covered by the wrapper agreements ("covered assets").

If the value of the covered assets is less than their book value, the wrapper agreements are assets of the Fund with a value equal to the difference. If the value of the covered assets is more than their book value, the wrapper agreements are liabilities of the Fund with a value equal to the excess. Therefore, under normal circumstances, the sum of the value of the Fund's wrapper agreements plus the value of the covered assets is expected to equal the purchase price of the covered assets plus interest on the covered assets at a rate determined in the wrapper agreements.

Under a wrapper agreement, the wrap provider agrees to make certain payments to the Fund in exchange for an annual premium. The cost of wrapper agreements is typically 0.10% to 0.30% per dollar of covered assets per year.

Payments made by the wrap provider help the Fund make redemption payments that reflect the book value of the covered assets rather than the market value of the covered assets. If, to cover payment of a redemption of Fund shares, the Fund is required to liquidate covered assets, the wrap provider may be obligated to pay the Fund all or some of the difference between the fair market and book value of such covered assets (if the fair market value is less than the book value). If the market value of the covered assets is greater than the book value of the covered assets, the Fund may be obligated to pay all or some of the difference to the wrap provider. Through these obligations, the wrapper agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's covered assets.

The amount of the payment, if any, is based on the book value of the wrapper agreement. The book value of the wrapper agreement is equal to:
..    purchase price of covered assets
..    minus sale price of covered assets sold to cover share redemptions
..    plus interest accrued at the crediting rate.

The crediting rate is:
..    (((1+Y)*(MV/PBV)1/D)-1) where:
     Y = duration weighted effective annual yield of the Fund
     MV = covered market value
     PBV = wrap provider's book value
     D = dollar weighted Fund duration
..    The crediting rate is reset at least quarterly. It may be impacted by:
     .    defaulted/impaired securities;
     . increases and decreases in covered assets as a result of purchases and sales of Fund shares;
     .    changes to the duration and yield of the covered assets; and
     . amortization of unrealized and realized gains and losses on the covered assets.
..    The crediting rate is never less than zero.

Wrapper agreements may be participating, non-participating or a hybrid of the two. Under a participating agreement, the Fund does not receive any payments under the wrapper agreement until it has liquidated all of the covered assets. At that time, if there is any remaining book value, the wrap provider will pay the Fund such remainder. Under a non-participating agreement, if there is a difference between the value of the covered assets and book value, the wrap provider or the Fund will make a payment to the other each time covered assets are sold to fund share redemptions. If the value of the covered assets is less than book value, the wrap provider makes a payment to the Fund, while if the value of the covered assets is greater than book value, the Fund makes a payment to the wrap provider. In either case, the payment is equal to the difference between:
..    the amount necessary to fund the redemption, and
..    the product of the amount of the redemption  multiplied by the ratio of the market value of the covered assets to book value.

Under a hybrid wrapper agreement, a certain percentage of payments is treated as participating with all remaining payments being non-participating.

Generally, payments under the wrapper agreement are made within one day after the Fund requests payment. In addition, each wrapper agreement allows the Fund, in the Fund's discretion, to assign a portion of the wrapper agreement to a shareholder as a payment in kind.

Payment requests are allocated among wrap providers on a pro-rata basis, based on the book value of each wrapper agreement. However, if a portion of the wrapper agreement is to be assigned as a payment in kind to a shareholder, the Fund has the discretion to allocate the payment to a single wrapper agreement.

The terms of a wrapper agreement may require that covered assets have a specified duration or maturity, consist of specified types of securities and/or be of specified credit quality. The Fund purchases wrapper agreements whose criteria are consistent with its investment objectives and policies. In some cases, the wrap provider may require more restrictive investment objectives and policies than those set forth in the prospectus and SAI. The wrapper agreement may also allow the wrap provider to terminate the agreement if the Fund changes its investment objective, policies and/or restrictions without consent of the wrap provider. In the event of termination of a wrapper agreement, the Fund may or may not be able to contract with a substitute wrap provider.

A wrapper agreement may terminate on a specified date, or be terminable upon notice by the Fund or default by either the Fund or the wrap provider. An evergreen wrapper agreement has no maturity date. Under an evergreen agreement, either the Fund or the wrap provider may elect to terminate the wrapper agreement through a fixed maturity conversion. This means that the wrapper agreement terminates on a future date. During the conversion period, the Fund may be required to comply with certain restrictions with regard to the covered assets. Such restrictions may include continuation of the investment guidelines set forth in the wrapper agreement and a requirement that covered assets are managed to maintain a duration equal to the time remaining until termination of the wrapper agreement.

Generally, at the termination of the wrapper agreement, the wrap provider is required to pay the Fund any excess in book value over the value of the covered assets. However, if the Fund terminates the agreement, other than through fixed maturity conversion, no such payment may be made.

RISKS OF WRAPPER AGREEMENTS. . The Fund expects that using wrapper agreements will allow it to maintain a stable value per share and pay dividends that reflect the interest income and market value gains and losses on the covered assets (less the Fund's expenses and wrap provider fees). However, there can be no assurance that the Fund will be able to maintain a stable value per share or that a shareholder will achieve the same investment return as it would realize by directly investing in the covered assets. As the crediting rates under the wrapper agreements reflect the amortization of realized and unrealized gains and losses on the covered assets, a shareholder could realize more or less than the actual investment returns of the covered assets. In addition, wrapper agreements have certain risks and could prevent the Fund from achieving its investment objective.

FAILURE TO OBTAIN REPLACEMENT WRAPPER AGREEMENTS. . If a wrapper agreement terminates or matures, the Fund may not be able to obtain a replacement wrapper agreement or a wrapper agreement with terms similar to the old agreement. In that event, the Fund may not be able to maintain a stable value per share. If at such time the value of the covered assets is less than book value, the Fund may be required to reduce its price per share. On the other hand, if at such time the value of the covered assets is greater than book value, the Fund's price per share may increase. In either case, shareholders may experience unexpected fluctuations in the value of their shares. In addition, the terms of the replacement wrapper agreement may not be as favorable as the terminated agreement. For example, the wrap provider fee may be higher and the returns of the Fund may be negatively impacted.

Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments as a cash buffer. These short-term investments are available for the payment of withdrawals from the Fund and Fund expenses. To the extent that the cash buffer falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to replenish the cash buffer. The obligation to maintain the cash buffer may result in a lower return for the Fund than if these funds were invested in longer-term fixed-income securities. The cash buffer required by all wrapper agreements is not expected to be greater than 20% of the Fund's total assets. However, the cash buffer amount may be required to be increased above this limit as a result of anticipated redemptions.

VALUATION OF WRAPPER AGREEMENTS. . The Board of Directors has adopted policies and procedures for the Fund that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a fair value for each wrapper agreement. Under certain circumstances, other methods may be used to determine the market value of a wrapper agreement. These circumstances include but are not limited to:

..    wrap provider default under a wrapper agreement or any other agreement;
..    insolvency of a wrap provider;
..    credit rating downgrade of a wrap provider; and
..    any other situation in which the Board  determines that a wrap provider may no longer be able to satisfy its obligations under a wrapper agreement.

In such case, the fair value of the wrapper agreement may be determined to be less than the difference between book value and market value of the covered assets. In these situations, the Fund may not be able to maintain a stable value per share. The Fund may experience a decrease or increase in its value per share based on the value of the covered assets at the time of the adjustment.

CREDIT RISK OF COVERED ASSETS. . Wrapper agreements usually do not require the wrap provider to assume the credit risk associated with the issuer of any covered asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of a covered asset may cause such covered asset to be removed from the coverage of the wrapper agreement. In addition, certain other downgrades of covered assets may cause such covered assets to be removed from coverage unless and until the issuer's credit rating is upgraded to its former level. In these situations, the termination of coverage of such assets will cause the book value of the wrapper agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in the value per share and may not be able to maintain a stable value per share.

DEPENDENCE ON A LIMITED NUMBER OF WRAP PROVIDERS. . It is currently intended that the Fund will have wrapper agreements with one or more wrap providers. If the Fund has more than one wrapper agreement, coverage of the covered assets will be allocated among the wrap providers. However, there is no assurance that the Fund will be able to obtain more than one wrapper agreement. It is possible that the Fund will be totally dependent on one wrap provider for coverage.

LIABILITY OF WRAP PROVIDERS. . A wrap provider's payment obligation is limited to the book value of the wrapper agreement. If the Fund enters into wrapper agreements with more than one wrap provider, no wrap provider will be jointly liable for payment obligations of another wrap provider. If a wrap provider defaults on its obligations, the Fund will not be able to look to another wrap provider for satisfaction of such obligations. In that event, the Fund may attempt to replace the wrap provider. There can be no guarantee that such replacement will be feasible.

ILLIQUID ASSETS. . Currently there is no active trading market for wrapper agreements and none is expected to develop. Therefore, wrapper agreements may not be able to be liquidated at fair market value and are considered illiquid. At the time of purchase, the fair market value of the wrapper agreements plus the fair market value of all other illiquid assets will not exceed 15% of the fair market value of the Fund's net assets. In the event that the fair market value of all illiquid assets, including wrapper agreements, is more than 15% of the fair market value of the Fund's net assets as a result of events other than purchase of illiquid assets, the Fund may not be able to maintain a stable value per share. The Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund so that the percentage of illiquid assets is not more than 15%.

Money Market Instruments/Temporary Defensive Position

The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

..    U.S.  Government  Securities - Securities  issued or guaranteed by the U.S.
     government, including treasury bills, notes and bonds.

..    U.S.  Government  Agency  Securities - Obligations  issued or guaranteed by agencies or instrumentalities of the U.S. government.

..    U.S.  agency  obligations  include,  but are not  limited  to, the Bank for
     Cooperatives,  Federal  Home Loan  Banks and  Federal  Intermediate  Credit
     Banks.

..    U.S.  instrumentality  obligations  include,  but are not  limited  to, the
     Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

     Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

..    Bank  Obligations  -  Certificates  of deposit,  time deposits and bankers'
     acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the
     Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

..    Commercial  Paper - Short-term  promissory  notes issued by U.S. or foreign corporations.

..    Short-term  Corporate Debt - Corporate notes,  bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.

..    Repurchase  Agreements - Instruments  under which  securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

..    Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies

The Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the

Fund may invest in money market funds for which the Sub-Advisor or any of its affiliates serves as investment advisor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International II Fund uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The Partners SmallCap Growth Fund II uses the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.

MANAGEMENT

BOARD OF DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined in the 1940 Act.

                                                      LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE   POSITION(S) HELD WITH FUND   TIME SERVED             DURING PAST 5 YEARS
---------------------   --------------------------   -----------           -----------------------
James D. Davis          Director                     Since 1993    Attorney. Vice President, Deere and
4940 Center Court       Member Audit and Nominating                Company, Retired.
Bettendorf, Iowa        Committee
03/22/34

Pamela A. Ferguson      Director                     Since 2000    Professor of Mathematics, Grinnell
4112 River Oaks Drive   Member Audit and Nominating                College, since 1998. Prior thereto,
Des Moines, Iowa        Committee                                  President, Grinnell College.
05/05/43

Richard W. Gilbert      Director                     Since 2000    President, Gilbert Communications, Inc.,
5040 Arbor Lane, #302   Member Audit and Nominating                since 1993. Prior thereto, President and
Northfield, Illinois    Committee                                  Publisher, Pioneer Press.
05/08/40

Mark A. Grimmett        Director                     Since 2004
                        Member Audit and Nominating
                        Committee

William C. Kimball      Director                     Since 2000    Chairman and CEO, Medicap Pharmacies,
Regency West 8          Member Audit and Nominating                Inc. Retired.
4350 Westown Parkway,   Committee
Suite 400
West Des Moines, Iowa
11/28/47

Barbara A. Lukavsky     Director                     Since 1993    President and CEO, Barbican Enterprises,
13731 Bay Hill Court    Member Audit and Nominating                Inc., since 1997. President and CEO, Lu
Clive, Iowa             Committee                                  San ELITE USA, L.C. 1985-1998.
09/10/40                Member Executive Committee

The following directors are considered to be "interested persons" as defined in the 1940 Act because of current or former affiliation with the Principal Management Corporation (the "Manager") or Principal Life Insurance Company ("Principal Life").

John E. Aschenbrenner  Director                Since 2000   Director, the Manager    95
08/16/49                                                    and Princor Financial
                                                            Services Corporation
                                                            ("Princor"), since
                                                            2000. President,
                                                            Insurance and                       None
                                                            Financial Services,
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2000-2003;
                                                            Prior thereto, Senior
                                                            Vice President.

Ralph C. Eucher        Director                Since 1999   Director and             95
06/14/52               President and Chief                  President, Princor
                       Executive Officer                    and the Manager,
                       Member Executive                     since 1999. Senior
                       Committee                            Vice President,                     None
                                                            Principal Life, since
                                                            2002. Prior thereto,
                                                            Vice President.

Larry D. Zimpleman     Director                Since 2001   Chairman and             95
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     the Manager, since
                       Committee                            2002. President,
                                                            Retirement and
                                                            Investor Services,                  None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2001-2003.
                                                            Prior thereto, Senior
                                                            Vice President.



The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Vice President and
03/12/52                                                  Treasurer, Principal
                                                          Life, since 2000.
                                                          Senior Vice President,
                                                          1998-2000. Prior
                                                          thereto, Director -
                                                          Treasury.

Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor and the
                                                          Manager, since 1999.
                                                          Prior thereto, Vice
                                                          President and Chief
                                                          Operating Officer.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor, since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and the
                                                          Manager, since 2000.
                                                          Vice President,
                                                          Princor, 1990-2000.
                                                          Prior thereto, Vice
                                                          President, the Manager.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and the
                                                          Manager, since 2000.
                                                          Prior thereto, Vice
                                                          President - Compliance
                                                          and Product
                                                          Development.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life, since
                                                          1998.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal
12/11/60                                                  LIfe, since 2000. Prior
                                                          thereto, Attorney.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal
07/03/53                                                  Life, since 2002.
                                                          Counsel, Merrill Lynch
                                                          Insurance Group,
                                                          2000-2001. Prior
                                                          thereto, Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal
12/31/45                                                  Life, since 1997.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, the Manager,
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal
                                                          Life, since 1999.
                                                          Counsel, Principal
                                                          Global Investors, LLC,
                                                          Princor and the
                                                          Manager.

Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Princor and
                                                          the Manager, since
                                                          2000. Prior thereto,
                                                          Compliance Officer -
                                                          Registered Products.

The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2003, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             A
Bond                                C            C            D            B             E
Capital Value                       B            C            C            A             A
Cash Management                     E            C            B            A             D
Equity Income                       D            C            B            A             A
Government Securities Income        B            C            B            B             A
Growth                              D            C            D            A             A
International                       B            C            C            B             E
International Emerging Markets      C            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            B             A
Limited Term Bond                   A            C            A            A             E
MidCap                              E            C            D            B             A
Partners Blue Chip                  D            C            B            A             A
Partners Equity Growth              A            C            A            B             A
Partners LargeCap Blend             A            C            A            B             A
Partners LargeCap Value             A            C            A            B             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            C            A            A             A
Real Estate Securities              A            C            A            B             A
SmallCap                            A            C            A            B             A
Tax-Exempt Bond                     B            C            A            A             A
  TOTAL FUND COMPLEX                E            E            E            C             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              B                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      A                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      C                      A
Partners Blue Chip                C                      A                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            B                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      C                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        B                      B                      C
Government Securities             D                      A                      A
International I                   D                      A                      C
International Emerging
Markets                           B                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            B                      C                      A
MidCap Blend                      B                      B                      C
Money Market                      B                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            B                      A                      A
  TOTAL FUND COMPLEX              E                      E                      E
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 92 portfolios as of March 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2003, each director who is not an "interested person" received $71,500, except Barbara Lukavsky who received $70,500, from the fund complex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2003, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of XXXXX, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:

                                               % OF OUTSTANDING
         FUND                                    SHARES OWNED
         ----                                  ----------------
         Bond & Mortgage Securities                   0.10%
         Capital Preservation                        10.11
         Government Securities                        0.01
         High Quality Intermediate-Term Bond          0.03
         High Quality Long-Term Bond                  0.20
         High Quality Short-Term Bond                 0.04
         International Emerging Markets              32.23
         International I                             15.54
         International II                             0.00
         LargeCap Blend I                            96.29
         LargeCap Growth                             23.03
         LargeCap S&P 500 Index                       0.00
         LargeCap Value                              22.89
         MidCap Blend                                 0.04
         MidCap Growth                                0.25
         MidCap S&P 400 Index                         0.03
         MidCap Value                                 0.02
         Money Market                                 0.01
         Partners International                     100.00
         Partners LargeCap Blend                      0.00
         Partners LargeCap Blend I                   13.73
         Partners LargeCap Growth                    59.87
         Partners LargeCap Growth I                   0.00
         Partners LargeCap Growth II                  0.00
         Partners LargeCap Value                      0.00
         Partners MidCap Growth                       5.52
         Partners MidCap Growth I                   100.00
         Partners MidCap Value                        2.59
         Partners MidCap Value I                    100.00
         Partners SmallCap Blend                     30.26
         Partners SmallCap Growth I                   2.49
         Partners SmallCap Growth II                  0.00
         Partners SmallCap Value                      0.01
         Partners SmallCap Value I                   15.81
         Preferred Securities                         0.08
         Principal LifeTime 2010                      0.01
         Principal LifeTime 2020                      0.00
         Principal LifeTime 2030                      0.01
         Principal LifeTime 2040                      0.01
         Principal LifeTime 2050                      0.07
         Principal Lifetime Strategic Income          0.03
         Real Estate Securities                       0.00
         SmallCap Blend                              14.47
         SmallCap Growth                             15.33
         SmallCap S&P 600 Index                       0.00
         SmallCap Value                               0.42

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:         Partners SmallCap Growth I
Sub-Advisor:   Alliance Capital  Management L.P.  ("Alliance")  managed
               $474.6 billion in assets as of December 31, 2003. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:         Partners LargeCap Value
Sub-Advisor:   Alliance Capital Management L.P. ("Alliance") through its
               Bernstein  Investment Research and Management unit ("Bernstein").
               As of December 31, 2003, Alliance managed $474.6 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY
               10153 and Alliance is located at 1345 Avenue of the Americas, New
               York, NY 10105.

Funds:         Partners LargeCap Growth II
Sub-Advisor:   American Century Investment Management,  Inc. ("American
               Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS
               64111.  As of December 31, 2003,  American  Century  managed over
               $87.4 billion in assets.

Funds:         Partners SmallCap Value
Sub-Advisor:   Ark Asset  Management  Co.,  Inc.  ("Ark  Asset")  is an
               independent,  100% employee owned investment management firm. Ark
               Asset's  offices are located at 125 Broad  Street,  New York,  NY
               10004. As of December 31, 2003, Ark Asset managed $11.4 billion in assets.

Funds:         Partners SmallCap Value II
Sub-Advisor:   Dimensional Fund Advisors Inc. (Dimensional"), located at
               1299 Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2003, Dimensional managed approximately $48 billion in assets.

Funds:         Partners MidCap Growth I and Partners SmallCap Blend
Sub-Advisor:   The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New
               York,  NY 10166,  was formed in 1947.  Dreyfus is a wholly  owned subsidiary  of  Mellon  Bank,  N.A.,  which  is  a  wholly  owned subsidiary of Mellon  Financial  Corporation.  As of December 31,
               2003,  Dreyfus  managed 201 portfolios  with  approximately  $167 billion in investment company assets.

Funds:         Partners International
Sub-Advisor:   Fidelity  Management & Research  Company  ("FMR") is the
               sub-advisor.  Day-to-day management decisions concerning the Fund
               are  made  by  FMR   Co.,   Inc.   ("FMRC")   which   serves   as
               sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed approximately
               $839.8 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Funds:         Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor:   Goldman Sachs Asset Management,  L.P. ("GSAM") is part of
               the Investment  Management  Division ("IMD") of Goldman,  Sachs &
               Co. GSAM's  principal office is located at 32 Old Slip, New York,
               NY 10005. As of December 31, 2003,  GSAM,  along with other units of IMD,  had assets  under  management  of  approximately  $375.7 billion.

Funds:         Partners LargeCap Growth
Sub-Advisor:   Grantham,  Mayo,  Van  Otterloo & Co.  LLC  ("GMO") is a
               privately  held  global  investment   management  firm  servicing
               clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of
               December 31, 2003, GMO managed more than $54 billion in client assets.

Funds:         Partners SmallCap Value I
Sub-Advisor:   J.P. Morgan Investment  Management Inc.  ("Morgan"),  522
               Fifth Avenue, New York, NY 10036 is a wholly-owned  subsidiary of
               J.P. Morgan Chase & Co. ("J.P.  Morgan") a bank holding  company.
               J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

Funds:         Partners LargeCap Growth
Sub-Advisor:   Mazama  Capital  Management,   Inc.  ("Mazama")  is  an
               independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite
               1500, Portland Oregon 97268 with assets under management totaling over $3.3 billion as of December 31, 2003.

Funds:         Partners LargeCap Growth I
Sub-Advisor:   Morgan Stanley  Investment  Management  Inc., which does
               business  in  certain   instances   (including  in  its  role  as
               sub-advisor  to  Partners  LargeCap  Growth I) as Morgan  Stanley
               Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003,

               Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $421 billion in asset under management with approximately $174 billion in institutional assets.

Funds:         Partners MidCap Value
Sub-Advisor:   Neuberger Berman Management, Inc. ("Neuberger Berman") is
               an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
               Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman
               Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745
               Seventh Avenue, New York, NY 10019.

Funds:         Real Estate Securities
Sub-Advisor:   Principal Real Estate Investors, LLC ("Principal - REI"),
               an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal
               Life. As of December 31, 2003, Principal - REI, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Funds:         Bond & Mortgage Securities,  Capital  Preservation,  Government
               Securities,  High Quality  Intermediate-Term  Bond,  High Quality
               Long-Term Bond, High Quality  Short-Term  Bond,  International I,
               International II, International Emerging Markets,  LargeCap Blend
               I, LargeCap  Growth,  LargeCap S&P 500,  LargeCap  Value,  MidCap
               Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market,
               Principal  LifeTime  2010,  Principal  LifeTime  2020,  Principal
               LifeTime 2030,  Principal LifeTime 2040, Principal LifeTime 2050,
               Principal  LifeTime  Strategic Income,  SmallCap Blend,  SmallCap
               Growth, SmallCap S&P 600 and SmallCap Value
Sub-Advisor:   Principal  Global  Investors,  LLC  ("Principal")  is an
               indirectly  wholly-owned  subsidiary of Principal  Life Insurance
               Company  and an  affiliate  of the  Manager.  Principal  has been
               active  in  retirement   plan   investing   since  1941  and  has
               sub-advised  mutual fund assets  since  1969.  Principal  manages equity,  fixed-income and real estate  investments  primarily for institutional investors, including Principal Life. As of December
               31,  2003,   Principal,   together  with  its  affiliated   asset
               management  companies,  had approximately $118.5 billion in asset
               under  management.   Principal  Global  Investor's   headquarters
               address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:         Preferred Securities
Sub-Advisor:   Spectrum  Asset  Management,  Inc.  ("Spectrum")  is  an
               affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December
               31, 2003, Spectrum, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management.

Funds:         Partners LargeCap Blend
Sub-Advisor:   T. Rowe Price  Associates,  Inc. ("T.  Rowe  Price"),  a
               wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe
               Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East
               Pratt Street, Baltimore, MD 21202

Funds:         Partners MidCap Growth
Sub-Advisor:   Turner Investment Partners,  Inc. ("Turner") was founded
               in 1990. Its address is 1205 Westlakes Drive,  Suite 100, Berwyn,
               PA 19312. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12.3 billion in assets.

Funds:         Partners LargeCap Value I and Partners SmallCap Growth II
Sub-Advisor:   UBS Global Asset Management  (Americas) Inc., a Delaware
               corporation  located at 51 West 52nd Street,  New York,  NY 10019
               ("UBS Global AM"), is a registered investment advisor. UBS Global
               AM, a  subsidiary  of UBS AG, is a member of the UBS Global Asset
               Management business group (the "Group") of UBS AG. As of December
               31, 2003, UBS Global AM managed approximately $58.8 billion in assets and the Group managed approximately $462.9 billion in assets.

Funds:         Partners LargeCap Blend I
Sub-Advisor:   Wellington   Management   Company,   LLP   ("Wellington
               Management"), a Massachusetts limited liability partnership, is a
               professional   investment  counseling  firm  with  its  principal
               business offices at 75 State Street, Boston, MA 02109. Wellington
               Management  and  its  predecessor   organizations  have  provided
               investment   services  since  1928.  As  of  December  31,  2003,
               Wellington Management managed approximately $394 billion of client assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND
 ----                      -------------------------
 John E. Aschenbrenner     Director
 Craig L. Bassett          Treasurer
 Michael J. Beer           Executive Vice President &
                           Principal Accounting Officer
 Jill R. Brown             Vice President and Chief Financial Officer
 Ralph C. Eucher           Director & President
 Arthur S. Filean          Senior Vice President & Secretary
 Ernest H. Gillum          Vice President & Assistant Secretary
 Layne A. Rasmussen        Controller
 Michael D. Roughton       Counsel
 Jean B. Schustek          Assistant Vice President & Assistant Secretary
 Larry D. Zimpleman        Director & Chairman of the Board
 NAME                      OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                      --------------------------------------
 John E. Aschenbrenner     Director (Manager)
 Craig L. Bassett          Treasurer (Manager)
 Michael J. Beer           Executive Vice President  &
                           Chief Operating Officer (Manager)
 Jill R. Brown             Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher           Director and President (Manager)
 Arthur S. Filean          Senior Vice President (Manager)
 Ernest H. Gillum          Vice President - Product Development (Manager)
 Layne A. Rasmussen        Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel (Manager; Principal)
 Jean B. Schustek          Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board (Manager)


CODES OF ETHICS
The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was:

       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Growth       1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value        1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners SmallCap Blend      1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       International II           1.00%     I                            1.00%
       LargeCap Growth            0.55%     Preferred Securities         0.75%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2010    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2020    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2030    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2040    0.1225%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Value               0.65%     Strategic Income           0.1225%
       Money Market               0.40%     Real Estate Securities       0.85%
       Partners LargeCap Blend    0.75%     SmallCap Blend               0.75%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Growth              0.75%
       Partners LargeCap Growth   1.00%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       I                          0.75%     SmallCap Value               0.75%


In addition, the Manager will be paid a fee from the following Funds which have been added to the Fund since the close of the fiscal year.
..    Partners  International  and Partners SmallCap Growth III: 1.10% of average daily net assets.
..    Partners LargeCap Value I: 0.80% of average daily net assets.
..    Partners  MidCap  Growth I, Partners  MidCap Value I and Partners  SmallCap
     Value II: 1.00% of average daily net assets.

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.

The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2005. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth II                1.75
       Capital Preservation             1.35     Partners MidCap Growth   1.95
       Government Securities            1.35     Partners MidCap Value    1.95
       High Quality                              Partners SmallCap
       Intermediate-Term Bond           1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth II                2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70
       Partners LargeCap Growth I       1.75

The expense limits in place through the period ended February 29, 2004 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

       Bond & Mortgage
       Securities                   1.40     Partners LargeCap Growth I   1.95
                                             Partners LargeCap Growth
       Capital Preservation         1.60     II                           1.95
       Government Securities        1.40     Partners LargeCap Value      1.75
       High Quality
       Intermediate-Term Bond       1.40     Partners MidCap Growth       1.95
       High Quality Long-Term
       Bond                         1.40     Partners MidCap Value        1.90
       High Quality Short-Term
       Bond                         1.40     Partners SmallCap Growth I   2.05
       International Emerging                Partners SmallCap Growth
       Markets                      2.75     II                           2.05
       International I              2.10     Partners SmallCap Value      1.95
       International II             2.10     Preferred Securities         1.60
       LargeCap Growth              1.65     Principal LifeTime 2010      1.30
       LargeCap S&P 500 Index       1.20     Principal LifeTime 2020      1.40
       LargeCap Value               1.65     Principal LifeTime 2030      1.50
       MidCap Blend                 1.70     Principal LifeTime 2040      1.60
       MidCap Growth                1.85     Principal LifeTime 2050      1.70
                                             Principal Lifetime
       MidCap S&P 400 Index         1.30     Strategic Income             1.30
       MidCap Value                 1.70     Real Estate Securities       1.90
       Money Market                 1.35     SmallCap Blend               1.70
       Partners LargeCap Blend      1.70     SmallCap Growth              1.90
       Partners LargeCap Blend I    1.70     SmallCap S&P 600 Index       1.40
       Partners LargeCap Growth     1.95     SmallCap Value               1.70

Fees paid for investment management services during the periods indicated were as follows:

                               MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                               --------------
 FUND                            2003            2002              2001
 ----                            ----            ----              ----
 Bond & Mortgage Securities    1,193,461        317,776           68,707/(1)/
 Capital Preservation            174,476         75,123           19,907/(2)/
 Government Securities           361,137        151,592           44,952/(1)/
 High Quality
 Intermediate-Term Bond          103,463         67,508           39,741/(3)/
 High Quality Long-Term Bond      59,298         54,486           39,502/(4)/
 High Quality Short-Term Bond    123,799         80,264           40,340/(5)/
 International Emerging
 Markets                         151,101        106,393           63,281/(3)/
 International I                 363,615        187,347           46,445/(6)/
 International II              1,639,445        537,533           49,928/(4)/
 LargeCap Blend I                54,442/(7)/
 LargeCap Growth                 275,615         94,411           23,454/(4)/
 LargeCap S&P 500 Index          349,601         94,342           12,662/(1)/
 LargeCap Value                  237,121         97,556           28,295/(1)/
 MidCap Blend                    199,946         82,434           35,154/(1)/
 MidCap Growth                    45,810         40,851           26,782/(4)/
 MidCap S&P 400 Index             38,154         21,338           8,014/(1)/
 MidCap Value                    209,363        115,525           37,609/(5)/
 Money Market                    374,334        107,562           27,386/(6)/
 Partners LargeCap Blend       1,993,626        515,612           82,087/(5)/
 Partners LargeCap Blend I        75,350         48,105           22,154/(6)/
 Partners LargeCap Growth        51,601/(7)/
 Partners LargeCap Growth I    3,419,862      1,180,164           40,863/(6)/
 Partners LargeCap Growth II     310,358         74,373           46,178/(6)/
 Partners LargeCap Value       6,121,718      2,087,627           70,852/(4)/
 Partners MidCap Growth          107,205         54,609           41,421/(5)/
 Partners MidCap Value           655,897        178,701           56,583/(6)/
 Partners SmallCap Blend         29,414/(7)/
 Partners SmallCap Growth I      870,815        627,905           68,831/(6)/
 Partners SmallCap Growth II     850,367         50,446           38,186/(5)/
 Partners SmallCap Value       1,687,225        882,076           46,266/(//8//)/
 Partners SmallCap Value I      260,441/(7)/
 Preferred Securities            570,777        31,579/(//9//)/
 Principal LifeTime 2010         104,031         27,705           1,325/(//8//)/
 Principal LifeTime 2020         138,346         33,119             796/(//8//)/
 Principal LifeTime 2030         135,132         25,814             899/(//8//)/
 Principal LifeTime 2040          44,557         12,928             542/(//8//)/
 Principal LifeTime 2050          19,646          6,114             634/(//8//)/
 Principal Lifetime Strategic
 Income                           44,486          8,780             521/(7)/
 Real Estate Securities          849,583        166,237           46,386/(3)/
 SmallCap Blend                  269,183        127,800           42,474/(6)/
 SmallCap Growth                 105,235         70,555           35,406/(4)/
 SmallCap S&P 600 Index           48,853         20,663           8,592/(3)/
 SmallCap Value                  153,609        103,133           41,426/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June 15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.
/ //(//9//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Sub-Advisory Agreements for the Funds

FUNDS FOR WHICH PRINCIPAL GLOBAL INVESTORS, LLC ("PGI") SERVES AS SUB-ADVISOR.

PFGI shall serve as Sub-Advisor for each Fund identified below.; The Manager will pay PGI a fee, computed and paid monthly, at an annual rate as shown below of the Fund's net assets as of the first day of each month allocated to PGI's management.In calculating the fee for a Fund included in Table A, assets of al other Funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company ("Principal Life") and any investment company sponsored by Principal Life to which PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies and excluding assets of all such separate accounts or investment companies for which advisory services are provided directly or indirectly by employees of Post Advisory Group, LLC) as well as the assets of the Balanced Account of Principal Variable Contracts Fund, Inc. and the Principal Balanced Fund, Inc. will be combined with the assets of the Fund to arrive at net assets.

In calculating the fee for a Fund included in Table B, assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which PGI provides investment advisory services and which have the same investment mandate (e.g. Midcap Value) as the Fund for which the fee is calculated, will be combined with the assets of the Fund to arrive at net assets.

The fee for the assets of any Fund for which investment advisory services are provided directly or indirectly by employees of Post Advisory Group LLC is equal to an annual rate of 0.30% of the portion of the net assets of such Fund which regard to which employees of Post Advisory Group provide investment advisory services.

                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 Bond & Mortgage
 Securities, Government
 Securities, High Quality
 Intermediate-Term Bond,
 High Quality Long-Term
 Bond and High Quality
 Short-Term Bond               0.115%       0.100%      0.095%       0.090%


                                                                          TABLE B
                                                                  NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------
                             FIRST            NEXT            NEXT             NEXT             NEXT             NEXT
 FUND                     $50 MILLION     $50 MILLION      $100 MILLION     $200 MILLION    $350 MILLION     $750 MILLION
 ----                    ------------     -----------     -------------    -------------    ------------     ------------
 LargeCap Blend I,
 LargeCap Growth,
 LargeCap Value             0.27%           0.25%            0.22%            0.18%            0.13%            0.09%
 International I and
 International II           0.35            0.28             0.20             0.16             0.12             0.10

                        FIRST$25MILLION  NEXT$75MILLION  NEXT$100MILLION  NEXT$300MILLION  NEXT$500MILLION  NEXT$500MILLION
                        --------
 MidCap Blend, Growth
 and MidCap Value           0.40            0.32             0.27             0.23             0.18             0.13
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value             0.48            0.36             0.27             0.25             0.22             0.18



                              OVER
 FUND                     $1.5 MILLION
 ----                     ------------
 LargeCap Blend I,           0.06%
 LargeCap Growth,
 LargeCap Value
 International I and         0.08
 International II
                         OVER$1.5BILLION
 MidCap Blend, Growth        0.08
 and MidCap Value
 SmallCap Blend,             0.12
 SmallCap Growth and
 SmallCap Value

                                                        TABLE C
 FUND                                           NET ASSET VALUE OF FUND
 ----                                           ------------
 International
 Emerging Markets                                     0.5000
 LargeCap S&P 500
 Index                                                0.0150
 MidCap S&P 400 Index                                 0.0150
 Money Market                                         0.0750
 Principal LifeTime
 2010                                                 0.0425
 Principal LifeTime
 2020                                                 0.0425
 Principal LifeTime
 2030                                                 0.0425
 Principal LifeTime
 2040                                                 0.0425
 Principal LifeTime
 2050                                                 0.0425
 Principal LifeTime
 Strategic Income                                     0.0425
 SmallCap S&P 600
 Index                                                0.0150
                                    FIRST$150MILLION            NEXT$150MILLION   OVER$450MILLION

                                                        NEXT
                                                      $   150MILLION

 Capital Preservation                    0.25%            0.20%         0.15%             0.12%



                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International                  0.45          0.40           0.35

ALL OTHER FUNDS.

                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $200 MILLION  $350 MILLION   $600 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Blend                     0.40%         0.35%         0.30%          0.275%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I - GSAM        0.150%        0.120%        0.100%


                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $500 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Blend I - Wellington Management     0.250%         0.200%


                                                                     NET ASSET VALUE OF FUND
                                --------------------------------------------------------------------------------------
                                         FIRST                     NEXT                     NEXT                     OVER
 FUND                                 $250 MILLION             $250 MILLION             $500 MILLION              $1 BILLION
 ----                                -------------             ------------             ------------              ----------
 Partners LargeCap Growth                0.41%                     0.33%                    0.25%                    0.20%

     In calculating the fee, net assets of the Partners LargeCap Growth separate account of Principal Life, and unregistered separate account, and the net assets of the LargeCap Growth Account of the Principal Variable Contracts
     Fund, Inc. will be combined with the net assets of the Fund to arrive at net assets.

                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $200 MILLION  $100 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners LargeCap Growth I            0.300%         0.250%         0.200%


                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.550%       0.500%        0.430%        0.350%         0.320%


                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%


                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          OVER           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%

                                                    NET ASSET VALUE OF FUND
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I                             0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%


                                             NET ASSET VALUE OF FUND
                           FIRST         NEXT         NEXT          NEXT           OVER
 FUND                    $25 MILLION  $25 MILLION  $75 MILLION  $225 MILLION   $350 MILLION
 ----                   ------------  -----------  -----------  ------------   ------------
 Partners MidCap Value
 I                         0.60%         0.55%        0.50%        0.45%          0.40%
 As long as assets exceed $75 million, the fee on the first $50 million is 0.50%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend, Partners
 SmallCap Value and Partners
 SmallCap Value I                       0.50%         0.45%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                         FIRST         NEXT           OVER
 FUND                                  $25 MILLION  $75 MILLION   $100 MILLION
 ----                                 ------------  -----------   ------------
 Partners SmallCap Growth I              0.65%         0.60%         0.55%

                                                                            NET ASSET VALUE OF FUND
                                               --------------------------------------------------------------------
                                                         FIRST                        NEXT                         OVER
 FUND                                                  $50 MILLION                $250 MILLION                 $300 MILLION
 ----                                                 ------------                ------------                 ------------
 Partners SmallCap Growth II                             0.600%                      0.550%                       0.450%

     In calculating the fee, assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which the Sub-Advisor provides investment advisory services and which have the same investment mandates as the Fund will be combined with assets of the Fund to arrive at net assets.


                                          NET ASSET VALUE OF FUND
                               ----------------------------------------------
                                   FIRST          NEXT
 FUND                           $150 MILLION  $150 MILLION   OVER $300 MILLION
 ----                          -------------  ------------   -----------------
 Partners SmallCap Growth III      0.60%         0.55%             0.50%

                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $150 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Preferred Securities                    0.350%         0.300%        0.200%


                                                     NET ASSET VALUE OF FUND
                                                    ------------------------
 FUND
 ----
 Partners SmallCap Value II                                   0.50%
 Real Estate Securities                                       0.55



Cash Management Sub-Advisory Agreement for the Funds
The Manager has  entered  into a Cash  Management  Sub-Advisory  Agreement  with
Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                              ---------------------------------------------
 FUND                            2003             2002            2001
 ----                            ----                             ----
 Bond & Mortgage Securities      202,408          32,519         11,774/(1)/
 Capital Preservation             81,049          22,498         8,608/(2)/
 Government Securities            88,782          19,119         6,029/(1)/
 High Quality
 Intermediate-Term Bond           25,884          10,787         5,795/(3)/
 High Quality Long-Term Bond      14,839           9,203         5,718/(4)/
 High Quality Short-Term
 Bond                             22,512           9,932         5,442/(5)/
 International Emerging
 Markets                          53,596          29,372         29,440/(3)/
 International I                  43,482          15,421         5,532/(6)/
 International II                336,766         265,994         23,171/(4)/
 LargeCap Blend I                 8,672/(7)/
 LargeCap Growth                  32,966           8,612         2,907/(4)/
 LargeCap S&P 500 Index           32,078           4,873         2,046/(1)/
 LargeCap Value                   50,249          16,901         3,953/(1)/
 MidCap Blend                     28,341           6,222         4,670/(1)/
 MidCap Growth                    12,432           6,341         2,932/(4)/
 MidCap S&P 400 Index              3,700           1,494         1,339/(1)/
 MidCap Value                     30,773           7,134         5,370/(5)/
 Money Market                     65,786           7,491         3,233/(6)/
 Partners LargeCap Blend         726,782         227,697         37,755/(5)/
 Partners LargeCap Blend I        26,024           3,709         3,368/(6)/
 Partners LargeCap Growth        23,233/(7)/
 Partners LargeCap Growth I    1,161,282         461,102         15,396/(6)/
 Partners LargeCap Growth II     167,477          39,827         24,253/(3)/
 Partners LargeCap Value       1,749,113         706,858         44,157/(4)/
 Partners MidCap Growth           52,479          26,449         24,030/(5)/
 Partners MidCap Value           326,071          88,583         26,505/(6)/
 Partners SmallCap Blend         14,723/(7)/
 Partners SmallCap Growth I      467,000         343,391         36,704/(6)/
 Partners SmallCap Growth II     481,956          27,758         18,359/(5)/
 Partners SmallCap Value         805,497         431,769         19,886/(//8//)/
 Partners SmallCap Value I      130,411/(7)/
 Principal LifeTime 2010          33,729           7,050           381/(//8//)/
 Principal LifeTime 2020          42,906           8,651           200/(//8//)/
 Principal LifeTime 2030          16,093           6,423           249/(//8//)/
 Principal LifeTime 2040          42,457           3,352           127/(//8//)/
 Principal LifeTime 2050           6,194           1,676           156/(//8//)/
 Principal Lifetime
 Strategic Income                 14,392           2,429           139/(//8//)/
 Real Estate Securities          499,540          54,471         25,914/(//3//)/
 SmallCap Blend                   83,134          19,543         13,111/(6)/
 SmallCap Growth                   3,249          14,942         10,983/(4)/
 SmallCap S&P 600 Index            4,474           1,412         1,554/(3)/
 SmallCap Value                   49,633          25,608         12,839/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.

Principal Underwriter
---------------------
Princor received underwriting fees from the sale of shares as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                            ------------------------------------------------
 FUND                           2003              2002             2001
 ----                           ----              ----             ----
 Bond & Mortgage
 Securities                    79,698            33,197           3,107/(1)/
 Capital Preservation          29,548             4,555             48/(2)/
 Government Securities         85,944            24,513           1,883/(1)/
 High Quality
 Intermediate-Term Bond        14,966             4,516            240/(3)/
 High Quality Long-Term
 Bond                           5,587             4,524            156/(4)/
 High Quality Short-Term
 Bond                          22,106             5,967            292/(5)/
 International Emerging
 Markets                        3,105             1,233             20/(3)/
 International I               13,757             6,682            638/(6)/
 International II               3,576             2,808            259/(4)/
 LargeCap Growth                6,828             3,544            366/(4)/
 LargeCap S&P 500 Index        88,466            46,149           4,004/(1)/
 LargeCap Value                 4,471             3,702            275/(1)/
 MidCap Blend                  17,564             8,053            790/(1)/
 MidCap Growth                  4,230             3,369            198/(4)/
 MidCap S&P 400 Index           6,863             5,692            893/(1)/
 MidCap Value                  26,941            13,439            846/(5)/
 Money Market                  89,282            56,521           3,565/(6)/
 Partners LargeCap Blend       10,951             2,467            134/(5)/
 Partners LargeCap Blend I      6,585             6,624            890/(6)/
 Partners LargeCap Growth        349/(7)/         3,441            133/(6)/
 Partners LargeCap Growth
 I                              4,210             3,441            133/(6)/
 Partners LargeCap Growth
 II                             2,736             2,746            223/(6)/
 Partners LargeCap Value       10,135             2,546            135/(4)/
 Partners MidCap Growth         3,696             2,592            120/(5)/
 Partners MidCap Value          7,217             2,728            189/(6)/
 Partners SmallCap Growth
 I                              2,900               965             41/(6)/
 Partners SmallCap Growth
 II                             1,791               816             39/(5)/
 Partners SmallCap Value        4,838              2391            124/(//8//)/
 Principal LifeTime 2010        8,598             4,100             70/(//8//)/
 Principal LifeTime 2020       26,819             7,946            125/(//8//)/
 Principal LifeTime 2030       25,164             6,084            180/(//8//)/
 Principal LifeTime 2040        7,277             2,458            216/(//8//)/
 Principal LifeTime 2050        1,510               579           N/A/(//8//)/
 Principal Lifetime
 Strategic Income               3,627               271           N/A/(//8//)/
 Real Estate Securities        28,899             9,761            481/(3)/
 SmallCap Blend                23,026             9,831            716/(6)/
 SmallCap Growth                6,516             3,492            257/(4)/
 SmallCap S&P 600 Index         9,406             4,770            715/(3)/
 SmallCap Value                 6,452             2,286             62/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.

MULTIPLE CLASS STRUCTURE

The Board of Directors  has adopted a multiple  class plan (the  Multiple  Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund offers five classes of shares: Institutional Class, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class. In addition, each Fund (except LargeCap Blend I, Partners International, Partners LargeCap Value I, Partners MidCap Growth I, and Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds) offers Class J shares.

The Advisors Select, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.

The Advisors Select, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.

The Advisors Select, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).

The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
..    that were purchased pursuant to the Small Amount Force Out (SAFO) program;
..    redeemed  due to a  shareholder's  death or  disability  (as defined in the
     Internal Revenue Code);
..    redeemed from retirement plans to satisfy minimum  distribution rules under the Internal Revenue Code;
..    sold using a periodic withdrawal plan (up to 10% of the value of the shares
     (as of December 31 of the prior year));
..    that were purchased through the Principal Income IRA; or
..    that were  purchased  through  Principal  Passage,  a  fee-based  brokerage account.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (Advisors Preferred, Advisors Select, Preferred and Select Classes only)

The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

..    responding to plan sponsor and plan member inquiries;
..    providing  information  regarding plan sponsor and plan member investments;
     and
..    providing  other  similar  personal  services  or  services  related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).

Administrative Service Agreement (Advisors Preferred, Advisors Select, Preferred and Select Classes only)

The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
..    receiving,  aggregating  and processing  purchase,  exchange and redemption requests from plan shareholders;
..    providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
..    processing  dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
..    acting as shareholder of record and nominee for plans;
..    maintaining  account  records  for  shareholders  and/or  other  beneficial owners;
..    providing notification to plan shareholders of transactions affecting their accounts;
..    forwarding  prospectuses,  financial  reports,  tax  information  and other communications from the Fund to beneficial owners;
..    distributing,  receiving, tabulating and transmitting proxy ballots of plan shareholders; and
..    other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.15% of the average daily net assets of the Advisors Preferred class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).

The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.

Rule 12b-1 Fees

In addition to the management and service fees, the Advisors Select, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Distribution Plans and Agreements

As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
..    formulation and implementation of marketing and promotional activities;
..    preparation, printing and distribution of sales literature;
..    preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
..    obtaining  such  information  with  respect to  marketing  and  promotional activities as the Princor deems advisable;
..    making  payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
..    providing  training,  marketing  and  support  with  respect to the sale of
     Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund. Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.

Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.

Transfer Agency Agreement (Class J shares only)

The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
..    issuance, transfer,  conversion,  cancellation and registry of ownership of
     Fund shares, and maintenance of open account system;
..    preparation  and  distribution  of dividend  and capital  gain  payments to shareholders;
..    delivery,   redemption  and  repurchase  of  shares,   and  remittances  to
     shareholders;
..    the tabulation of proxy ballots and the  preparation  and  distribution  to
     shareholders   of  notices,   proxy   statements   and  proxies,   reports,
     confirmation of transactions, prospectuses and tax information;
..    communication with shareholders concerning the above items; and
..    use its best  efforts to qualify the Capital  Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements

The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.

The Sub-Advisory Agreements for the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds were approved by the Directors on ______________, 2004. The Management Agreement and the Sub-Advisory Agreements for the other Funds were reviewed and approved by the Directors on September 8, 2003. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J for which such services are provided at cost), Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders  of  Class J  shares  of the  Principal  LifeTime  2010,  Principal
LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each of the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on ____________, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on __________, 2004. The Agreements for the other Funds were approved by their shareholders on December 5, 2000.

CUSTODIAN
The custodian of the portfolio securities and cash assets of the International II Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE ON PURCHASES AND SALES OF SECURITIES
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub- Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                             COMMISSIONS PAID
   ----                             ----------------
   Balanced                              10,860
   International Emerging Markets        11,514
   International I                       26,689
   International II                      95,553
   LargeCap Blend I                       1,065
   LargeCap Growth                       22,128
   LargeCap Value                       109,075
   MidCap Blend                          15,720
   MidCap Growth                         17,133
   MidCap Value                          58,724
   Partners International                 3,993
   Partners LargeCap Blend               87,039
   Partners LargeCap Blend I                224
   Partners LargeCap Growth               7,739
   Partners LargeCap Growth I            46,748
   Partners LargeCap Value                5,661
   Partners MidCap Blend                  3,327
   Partners MidCap Growth                 5,133
   Partners MidCap Value                  1,277
   Partners SmallCap Blend                  190
   Partners SmallCap Growth I            16,165
   Partners SmallCap Growth II           11,184
   Partners SmallCap Value               56,189
   Real Estate Securities                49,097
   SmallCap Blend                        30,033
   SmallCap Growth                       41,598
   SmallCap Value                        25,459

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over tie and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund) participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund participates in the program offered by

FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.

                                    TOTAL BROKERAGE COMMISSIONS PAID
                                      FOR PERIODS ENDED OCTOBER 31
                                      ----------------------------
 FUND                            2003            2002              2001
 ----                            ----            ----              ----
 International Emerging
 Markets                         108,790        100,099           51,891/(1//)/
 International I                 260,932        143,102           35,448/(2//)/
 International II                565,337        358,239           42,584/(//3//)/
 LargeCap Blend I                36,276/(4)/
 LargeCap Growth                  95,171         47,637           5,047/(//5//)/
 LargeCap S&P 500 Index          179,124         91,415           15,311/(//6//)/
 LargeCap Value                  325,908        127,729           22,882/(//6//)/
 MidCap Blend                     68,286         36,261           10,897/(//6//)/
 MidCap Growth                    73,557         73,357           20,099/(//3//)/
 MidCap S&P 400 Index             16,245         13,599           8,607/(//6//)/
 MidCap Value                    223,000        105,268           24,500/(//5//)/
 Partners LargeCap Blend         438,812        179,222           20,079/(//5//)/
 Partners LargeCap Blend I        16,542         27,263           10,334/(2//)/
 Partners LargeCap Growth        16,074/(4)/
 Partners LargeCap Growth I    1,908,882      1,226,509           25,749/(2//)/
 Partners LargeCap Growth II      97,078         15,719           9,707/(2//)/
 Partners LargeCap Value       1,297,841        907,327           46,467/(2//)/
 Partners MidCap Growth           97,909         34,979           32,596/(//7//)/
 Partners MidCap Value           190,018         74,069           40,014/(2//)/
 Partners SmallCap Blend         22,823/(4)/
 Partners SmallCap Growth I      772,657        309,887           11,333/(2//)/
 Partners SmallCap Growth II     363,945         30,024           16,783/(//5//)/
 Partners SmallCap Value         304,946        293,232           16,541/(//7//)/
 Partners SmallCap Value I      118,140/(4)/
 Preferred Securities            123,618        18,937/(//8//)/
 Real Estate Securities          261,264         72,599           26,298/(1//)/
 SmallCap Blend                  243,059         97,870           23,490/(2//)/
 SmallCap Growth                 223,259        166,752           44,836/(//3//)/
 SmallCap S&P 600 Index           42,639         16,508           11,186/(1//)/
 SmallCap Value                  218,019         94,301           18,975/(//5//)/

/ //(1//)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(3)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//5//)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(//6//)/    Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(//7//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.
/ //(//8//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Certain broker-dealers are considered to be affiliates of the Fund.
..    Archipelago  Securities,  LLC,  Goldman Sachs Asset  Management,  Soundview
     Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for Principal Partners Blue Chip Fund, Inc., the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I.
..    J.P.Morgan Investment Management Inc., Fleming Martin Ltd., Jardine Fleming
     Securities Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Securities. J.P.Morgan Investment Management Inc. acts as a sub-advisor for Partners SmallCap Value I and an account of Principal Variable Contracts Fund, Inc.
..    Neuberger  Berman  Management Inc. is an affiliate of Neuberger Berman LLC.
     Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.
..    Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, Inc., Partners LargeCap Growth Fund I and the Principal Partners Equity Growth Fund, Inc.
..    Advest,  Inc.,  AUTRANET,  Inc.,  Pershing  Company,  L.P.  and  Sanford C.
     Bernstein & Co., LLC are affiliates of Alliance  Capital  Management  L.P.,
     which  through  its  Bernstein   Investment   Research  &  Management  Unit
     sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.
..    J.C.  Bradford & Co., UBS Financial  Services  Inc., and UBS Securities LLC
     are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I, Principal Partners
     SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                        COMMISSIONS PAID TO ADVEST CO.
                                        ------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                       1,100             0.79                     1.20
 Partners MidCap
 Growth
 2003                         742             0.53                     0.34

                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend I
 2003                          20             0.01                      0.05
 Partners LargeCap
 Growth II
 2003                       5,708             4.08                     56.60
 Partners MidCap
 Growth
 2003                         151             0.11                      0.49
 Partners SmallCap
 Value I
 2003                          60             0.04                      0.08



                                      COMMISSIONS PAID TO AUTRANET, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth
 2001                        104              0.32                     0.57


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2003                         545             0.39                      0.16
 2002                       1,348             1.82                      1.56
 2001                         244             0.61                      0.72
 Partners SmallCap
 Growth I
 2003                      10,151             7.25                      8.08
 2002                      46,423            14.98                     11.99


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       1,002             0.72                      1.27
 2002                       1,363             1.36                      2.03
 2001                         705             2.35                      1.96
 International I
 2003                      18,505            13.22                     17.67
 2002                       6,174             4.31                      4.03
 2001                       2,277             6.42                      5.54
 International II
 2003                      20,347            14.53                     13.40
 2002                      13,407             3.74                      2.98
 2001                       4,972            11.67                      9.20
 LargeCap Blend I
 2003                         770             0.55                      0.68
 LargeCap Growth
 2003                       2,112             1.51                      3.11
 2002                         434             0.91                      0.52
 2001                          41             0.80                      0.39
 LargeCap S&P 500
 Index
 2001                           7             0.04                      0.01
 LargeCap Value
 2003                      10,770             7.69                      9.16
 2002                       7,223             5.65                      4.09
 2001                         466             2.03                      1.48
 MidCap Blend
 2003                       3,610             2.58                      2.38
 2002                       2,168             5.98                      4.50
 2001                         500             4.59                      3.73
 MidCap Growth
 2003                       5,142             3.67                      4.72
 2002                       3,917             5.34                      3.77
 2001                       1,357             6.75                      7.63
 MidCap Value
 2003                      10,875             7.77                     10.58
 2002                       5,813             5.52                      4.55
 2001                         628             2.56                      2.21
 Partners LargeCap
 Blend
 2003                      11,652             8.32                     10.62
 2002                       9,023             5.03                      1.95
 2001                         371             1.85                      0.87
 Partners LargeCap
 Blend I
 2003                         516             0.37                      1.22
 2002                         624             2.29                      1.76
 2001                         204             1.97                      1.74
 Partners LargeCap
 Growth
 2003                         608             0.43                      1.05
 Partners LargeCap
 Growth I
 2003                      98,136            70.10                    123.43
 2002                      82,203             6.70                      5.37
 2001                       1,075             4.17                      3.57
 Partners LargeCap
 Growth II
 2003                       5,824             4.16                     12.93
 2002                       2,263            14.40                     10.81
 2001                       1,756            18.09                      9.56
 Partners LargeCap
 Value
 2003                      28,616            20.44                     22.63
 Partners MidCap Blend
 2003                       5,181             3.70                      2.62
 Partners MidCap
 Growth
 2003                       7,510             5.36                      6.00
 2002                       1,687             4.82                      2.82
 2001                         584             1.79                      1.90
 Partners MidCap Value
 2003                       1,176             0.84                      1.53
 2002                         859             1.16                      1.01
 2001                         397             0.99                      0.79
 Partners SmallCap
 Blend
 2003                         795             0.57                      1.21
 Partners SmallCap
 Growth I
 2003                      69,208            49.44                     59.34
 2002                      22,835             7.37                      7.05
 2001                          65             0.57                      0.42
 Partners SmallCap
 Growth II
 2003                         950             0.68                      0.90
 2002                         267             0.89                      0.41
 Partners SmallCap
 Value
 2003                       5,226             3.73                      3.49
 2002                       2,705             0.92                      0.67
 2001                          20             0.12                      0.14
 Partners SmallCap
 Value I
 2003                       4.898             3.50                      5.53
 Real Estate
 Securities
 2003                       6,250             4.46                      5.78
 2002                       1,885             2.60                      1.62
 SmallCap Blend
 2003                       8,737             6.24                      3.56
 2002                       1,368             1.40                      1.01
 2001                         505             2.15                      1.36
 SmallCap Growth
 2003                      10,579             7.56                      6.05
 2002                       9,037             5.42                      5.07
 2001                       1,387             3.09                      3.38
 SmallCap Value
 2003                      20,677            14.77                     10.58
 2002                       5,433             5.76                      4.62
 2001                         543             2.86                      2.53

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2002                        485              0.27                     0.14
 Partners MidCap
 Growth
 2002                         65              0.18                     0.08

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       9,527             6.81                      3.79
 2002                      11,684            11.67                      8.44
 2001                       4,834             9.32                      8.82
 International I
 2003                       8,562             6.12                      5.11
 2002                      10,642             7.44                      6.53
 2001                       3,437             9.70                      7.52
 International II
 2003                       7,019             5.01                      2.22
 2002                      27,387             7.65                      5.57
 2001                         697             1.64                      1.40
 LargeCap Blend I
 2003                         279             0.20                      0.12
 LargeCap Growth
 2003                       1,202             0.86                      0.96
 2002                         313             0.66                      0.49
 2001                          29             0.57                      0.37
 LargeCap Value
 2003                       6,322             4.52                      4.01
 2002                       4,856             3.80                      3.02
 2001                          49             0.21                      0.25
 MidCap Blend
 2003                       1,621             1.16                      1.23
 2002                       1,068             2.94                      2.56
 2001                         198             1.81                      1.06
 MidCap Growth
 2003                         813             0.58                      0.84
 2002                       2,290             3.12                      2.60
 2001                         129             0.64                      0.73
 MidCap Value
 2003                       3,900             2.79                      3.28
 2002                       3,886             3.69                      2.69
 2001                         770             3.14                      2.65
 Partners LargeCap
 Blend
 2003                         620             0.44                      1.25
 2002                       4,546             2.54                      1.34
 2001                         498             2.48                      0.84
 Partners LargeCap
 Blend I
 2002                         163             0.60                      0.28
 2001                         174             1.68                      0.80
 Partners LargeCap
 Growth
 2003                         122             0.09                      0.10
 Partners LargeCap
 Growth I
 2003                      55,482            39.63                     68.64
 2002                      33,079             2.70                      2.17
 2001                         425             1.65                      1.47
 Partners LargeCap
 Growth II
 2003                          44             0.03                      0.10
 2002                          36             0.23                      0.14
 2001                          20             0.21                      0.10
 Partners MidCap
 Growth
 2003                       1,207             0.86                      0.83
 2002                       1,474             4.21                      2.30
 2001                         594             1.82                      1.54
 Partners MidCap Value
 2003                       1,357             0.97                      1.36
 2002                       1,006             1.36                      1.33
 2001                         430             1.07                      1.16
 Partners SmallCap
 Blend
 2003                          99             0.07                      0.05
 Partners SmallCap
 Growth I
 2003                      37,045            26.46                     29.34
 2002                      12,502             4.03                      4.33
 2001                          56             0.49                      0.43
 Partners SmallCap
 Growth II
 2003                         315             0.23                      0.17
 2002                         240             0.80                      0.40
 Partners SmallCap
 Value
 2002                       1,805             0.62                      0.42
 2001                          30             0.18                      0.18
 Real Estate
 Securities
 2003                       5,775             4.13                      4.65
 2002                       2,925             4.03                      1.82
 2001                       1,395             5.30                      4.28
 SmallCap Blend
 2003                         447             0.32                      0.19
 2002                         118             0.12                      0.11
 2001                          89             0.38                      0.40
 SmallCap Growth
 2003                       2,947             2.10                      1.64
 2002                       5,445             3.27                      2.69
 2001                         443             0.99                      1.45
 SmallCap Value
 2003                       3,343             2.39                      1.78
 2002                       3,421             3.63                      2.60
 2001                         547             2.88                      2.45

                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International II
 2002                       3,551             0.99                     0.66
 2001                         622             1.46                     2.36

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                          394             0.28                     0.23
 International I
 2003                        6,892             4.92                     5.41
 International II
 2003                        7,585             5.42                     7.60
 LargeCap Blend I
 2003                          358             0.26                     0.58
 LargeCap Growth
 2003                        7,387             5.28                     9.64
 LargeCap S&P 500
 Index
 2003                      159,691           114.07                   301.60
 LargeCap Value
 2003                       17,876            12.77                    22.90
 MidCap Blend
 2003                        4,018             2.87                     3.25
 MidCap Growth
 2003                        2,462             1.76                     2.52
 MidCap S&P 400 Index
 2003                       14,737            10.53                    43.29
 MidCap Value
 2003                       13,967             9.98                    14.51
 Partners LargeCap
 Blend
 2003                       41,793            29.85                    85.74
 Partners LargeCap
 Blend I
 2003                           68             0.05                     0.18
 Partners LargeCap
 Growth
 2003                          328             0.23                     0.40
 Partners LargeCap
 Growth I
 2003                      120,318            85.95                   164.45
 Partners LargeCap
 Growth II
 2003                        1,863             1.33                     2.73
 Partners LargeCap
 Value
 2003                        5,355             3.83                     1.38
 Partners MidCap
 Growth
 2003                        5,420             3.87                     4.48
 Partners MidCap Value
 2003                          582             0.42                     0.61
 Partners SmallCap
 Blend
 2003                          764             0.55                     0.46
 Partners SmallCap
 Growth I
 2003                       46,296            33.07                    36.78
 Partners SmallCap
 Growth II
 2003                        3,055             2.18                     3.03
 Partners SmallCap
 Value
 2003                        9,600             6.86                     7.48
 Partners SmallCap
 Value I
 2003                        1,308             0.93                     1.07
 Real Estate
 Securities
 2003                       40,304            28.79                    41.48
 SmallCap Blend
 2003                        6,745             4.82                     4.03
 SmallCap Growth
 2003                       13,585             9.70                     7.00
 SmallCap S&P 600
 Index
 2003                       37,293            26.64                    71.42
 SmallCap Value
 2003                       10,107             7.22                     6.30

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       14,816           10.58                      9.57
 2002                       14,587           14.57                     16.32
 2001                          175            0.34                      0.36
 International I
 2003                       20,845           14.89                     21.72
 2002                       16,162           11.29                     10.90
 2001                           53            0.15                      0.19
 International II
 2003                       24,420           17.44                     87.78
 2002                       17,409            4.86                      3.13
 2001                        3,924            9.21                      8.25
 LargeCap Blend I
 2003                          193            0.14                      0.45
 LargeCap Growth
 2003                        2,056            1.47                      3.48
 2002                        8,179           17.17                     22.05
 2001                           13            0.26                      0.31
 LargeCap S&P 500
 Index
 2003                           64            0.05                      0.39
 2001                            6            0.04                      0.01
 LargeCap Value
 2003                       27,057           19.33                     40.81
 2002                       17,625           13.80                     18.30
 2001                          283            1.23                      1.27
 MidCap Blend
 2003                        1,703            1.22                      4.25
 2002                        2,785            7.68                     12.09
 2001                          275            2.52                      1.87
 MidCap Growth
 2003                        3,882            2.77                      7.66
 2002                        6,972            9.50                     12.99
 2001                          833            4.14                      3.86
 MidCap Value
 2003                       18,517           13.23                     23.21
 2002                        8,005            7.60                      8.73
 2001                          301            1.23                      1.19
 Partners LargeCap
 Blend
 2003                       19,501           13.93                     26.82
 2002                        8,251            4.60                      3.75
 2001                        2,426           12.08                      8.01
 Partners LargeCap
 Blend I
 2003                          922            0.66                      3.68
 2002                        4,900           17.97                     18.21
 2001                          206            1.99                      4.54
 Partners LargeCap
 Growth
 2003                        5,768            4.12                     10.21
 Partners LargeCap
 Growth I
 2003                        3,467            2.48                      4.14
 2002                      123,127           10.04                     13.81
 2001                          198            0.77                      0.89
 Partners LargeCap
 Growth II
 2003                        5,281            3.77                     17.76
 2002                          713            4.53                      3.94
 2001                          277            2.85                      1.11
 Partners LargeCap
 Value
 2003                       12,582            8.99                      5.70
 Partners MidCap
 Growth
 2003                        3,538            2.53                      2.89
 2002                          901            2.58                      2.02
 2001                        1,253            3.84                      3.60
 Partners MidCap Value
 2003                        1,234            0.88                      0.84
 2001                           10            0.02                      0.01
 Partners SmallCap
 Blend
 2003                          942            0.67                      0.55
 Partners SmallCap
 Growth I
 2003                       38,013           27.15                     26.41
 2002                          892            0.29                      0.27
 Partners SmallCap
 Growth II
 2003                       34,670           24.77                     43.36
 2002                          705            2.35                      1.96
 2001                           12            0.07                      0.07
 Partners SmallCap
 Value
 2003                        3,175            2.27                      3.36
 2002                        3,465            1.18                      0.80
 Partners SmallCap
 Value I
 2003                        7,011            5.01                      6.66
 Real Estate
 Securities
 2003                        6,740            4.81                     19.14
 2002                        5,230            7.20                      4.34
 2001                        1,060            4.03                      4.21
 SmallCap Blend
 2003                        6,522            4.66                      4.08
 2002                       23,214           23.72                     30.46
 2001                          181            0.77                      1.95
 SmallCap Growth
 2003                       30,874           22.05                     21.72
 2002                       11,041            6.62                      6.97
 2001                          300            0.67                      0.91
 SmallCap S&P 600
 Index
 2003                           69            0.05                      0.48
 SmallCap Value
 2003                       14,620           10.44                     10.38
 2002                        9,305            9.87                     15.70
 2001                          233            1.23                      0.79

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                        2,915            2.08                      3.53
 2002                        6,594            0.54                      0.75
 2001                           30            0.12                      0.16
 Partners MidCap Value
 2003                      125,416           89.59                    126.46
 2002                       50,061           67.59                     66.58
 2001                       20,240           50.58                     51.80
 Partners SmallCap
 Growth I
 2003                       37,405           26.72                     29.47
 2002                       56,539           18.25                     22.09
 2001                        4,775           42.13                     43.16
 Partners SmallCap
 Value I
 2003                          195            0.14                      0.08

                                  COMMISSIONS PAID TO PERSHING COMPANY, L.P.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                        40               0.10                     0.10


                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2001                        793              2.24                     2.84
 International
 SmallCap
 2001                        574              1.26                     0.81


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2002                        2,087             1.46                     1.66
 International II
 2002                        3,029             0.85                     0.12
 LargeCap Blend I
 2003                        7,122             5.09                     6.04
 LargeCap Growth
 2003                        8,178             5.84                    16.79
 2002                        1,012             2.12                     2.40
 2001                          204             4.03                     2.87
 LargeCap Value
 2003                       15,434            11.03                    17.49
 2002                        4,050             3.17                     1.89
 2001                          185             0.81                     0.81
 MidCap Blend
 2003                        5,091             3.64                     5.68
 2002                        5,237            14.44                    15.16
 2001                          319             2.92                     2.48
 MidCap Growth
 2003                        8,295             5.93                    12.02
 2002                        8,045            10.97                    12.60
 2001                        2,881            14.33                    14.56
 MidCap Value
 2003                        6,339             4.53                     8.48
 2002                        1,636             1.55                     1.44
 2001                          530             2.16                     2.26
 Partners LargeCap
 Blend
 2002                          100             0.06                     0.03
 2001                          242             1.21                     0.35
 Partners
 LargeCap Blend I
 2003                           60             0.04                     0.06
 2002                           96             0.35                     0.24
 2001                           43             0.41                     0.32
 Partners LargeCap
 Growth
 2003                           43             0.03                     0.07
 Partners LargeCap
 Growth I
 2003                       31,723            22.66                    38.95
 2002                       23,080             1.88                     1.71
 2001                          387             1.50                     1.57
 Partners LargeCap
 Growth II
 2003                        1,488             1.06                     2.39
 2002                          360             2.29                     0.92
 2001                           80             0.82                     0.48
 Partners LargeCap
 Value
 2003                      821,584           586.89                   727.40
 2002                      865,585            95.40                    96.23
 2001                       46,467           100.00                   100.00
 Partners MidCap
 Growth
 2003                          362             0.26                     0.32
 2002                          470             1.34                     1.16
 2001                           98             0.30                     0.39
 Partners MidCap Value
 2003                        2,560             1.83                     1.59
 2002                        2,360             3.19                     3.19
 2001                          835             2.09                     2.31
 Partners SmallCap
 Growth I
 2003                          515             0.37                     0.45
 2002                        1,945             0.63                     0.75
 2001                          320             2.82                     2.68
 Partners SmallCap
 Growth II
 2003                        2,980             2.13                     4.15
 2002                           60             0.20                     0.20
 Partners SmallCap
 Value I
 2003                        4,977             3.55                     4.97
 Real Estate
 Securities
 2003                        2,010             1.44                     1.99
 2002                          695             0.96                     1.31
 SmallCap Blend
 2002                        1,052             1.08                     0.96
 2001                        1,070             4.55                     3.16
 SmallCap Growth
 2003                        4,779             3.41                     3.58
 2002                        3,467             2.08                     2.35
 2001                          455             1.01                     1.40
 SmallCap Value
 2003                        2,209             1.58                     2.59
 2002                        1,031             1.09                     1.03
 2001                           65             0.34                     0.39

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP, INC.
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2001                          13             0.06                     0.07
 MidCap Value
 2001                         195             0.80                     0.37
 Partners LargeCap
 Growth I
 2001                          40             0.16                     0.10
 Partners LargeCap
 Growth II
 2001                         545             5.61                     2.63
 Partners MidCap
 Growth
 2001                         284             0.87                     0.84
 Partners MidCap Value
 2001                       1,180             2.95                     2.77
 Partners SmallCap
 Growth I
 2001                          25             0.22                     0.45
 SmallCap Growth
 2001                          53             0.12                     0.10

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend I
 2003                         162             0.12                      0.97
 Partners LargeCap
 Growth I
 2002                       9,190             0.75                      0.78
 2001                           9             0.08                      0.01
 Partners LargeCap
 Growth II
 2003                       1,418             1.01                     11.72
 Partners MidCap
 Growth
 2002                         796             2.28                      1.57
 2001                         121             0.37                      0.41
 Partners SmallCap
 Growth I
 2002                         716             0.23                      0.20
 Partners SmallCap
 Value
 2002                       4,210             1.44                      0.79


                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners SmallCap
 Value I
 2003                      123,618            88.31                   194.52
 Preferred Securities
 2002                       18,937           100.00                   100.00


                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth
 2003                           4             0.00                     0.00
 Partners LargeCap
 Growth I
 2002                       6,714             0.55                     0.74
 Partners MidCap
 Growth
 2003                         106             0.08                     0.07
 Partners SmallCap
 Value I
 2003                         290             0.21                     0.20


                                      COMMISSIONS PAID TO UBS SECURITIES
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       14,651            10.47                     8.54
 2002                       10,532            10.52                    11.46
 International I
 2003                       30,896            22.07                    24.63
 2002                       12,392             8.66                     8.43
 International II
 2003                       45,946            32.82                    59.15
 2002                       42,997            12.00                     7.82
 LargeCap Blend I
 2003                          884             0.63                     3.67
 LargeCap Growth
 2003                        4,697             3.36                     8.55
 2002                          313             0.66                     0.52
 LargeCap Value
 2003                       37,193            26.57                    56.61
 2002                        6,586             5.16                     5.81
 MidCap Blend
 2003                        4,574             3.27                     5.83
 2002                          622             1.72                     1.58
 MidCap Growth
 2003                        5,852             4.18                     7.01
 2002                        1,670             2.28                     3.68
 MidCap Value
 2003                       22,722            16.23                    22.13
 2002                        4,829             4.59                     4.03
 Partners LargeCap
 Blend
 2003                       11,193             8.00                     7.67
 2002                          130             0.07                     0.08
 Partners
 LargeCap Blend I
 2003                          165             0.12                     0.12
 2002                          318             1.16                     0.76
 Partners LargeCap
 Growth
 2003                          169             0.12                     0.45
 Partners LargeCap
 Growth I
 2003                      160,860           114.91                   198.58
 2002                       62,482             5.09                     4.04
 Partners LargeCap
 Growth II
 2003                        1,615             1.15                     2.90
 2002                          399             2.54                     1.26
 Partners MidCap
 Growth
 2003                        1,220             0.87                     0.68
 2002                        1,118             3.20                     1.77
 Partners MidCap Value
 2003                        1,904             1.36                     2.36
 2002                        1,208             1.63                     2.26
 Partners SmallCap
 Growth I
 2003                       12,827             9.16                    10.47
 2002                       19,873             6.41                     5.11
 Partners SmallCap
 Growth II
 2003                        9,093             6.50                    11.75
 2002                           70             0.23                     0.11
 Partners SmallCap
 Value
 2003                        8,060             5.76                     5.40
 2002                       10,514             3.59                     3.16
 Partners SmallCap
 Value I
 2003                        4,008             2.86                     3.01
 Real Estate
 Securities
 2003                        6,920             4.94                     7.69
 2002                        1,508             2.08                     1.57
 SmallCap Blend
 2003                        5,855             4.18                     8.12
 2002                          443             0.45                     0.25
 SmallCap Growth
 2003                       12,270             8.77                    10.96
 2002                        3,652             2.19                     2.10
 SmallCap S&P 600
 Index
 2003                           25             0.02                     0.18
 SmallCap Value
 2003                       21,423            15.30                    17.95
 2002                        4,075             4.32                     3.34

ORDER ALLOCATION
The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.

International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Principal LifeTime 2010, Principal
LifeTime 2020,  Principal  LifeTime  2030,  Principal  LifeTime 2040,  Principal
LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value Funds

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.

The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.

Partners International

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the sub-advisory agreement. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services, including research, provided by the FCM.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board of Directors that the desirability of retaining FMR as sub-advisor to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC
(NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.

Partners MidCap Growth

Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend - T. Rowe Price

T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Partners LargeCap Growth I

Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate best execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners LargeCap Growth I Fund) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.

Partners LargeCap Value

In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.

Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.

Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.

IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.

Partners LargeCap Growth

ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES . Two important characteristics:

..    Because  of  the  particularly  limited  nature  of  such  offerings,  each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to
     participate.   While  account-specific  trading  is  permitted  for  normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
..    If more than one GMO trading desk will participate in the opportunity,  the trade must be allocated and executed on a coordinated basis.

PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.

GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.

ALLOCATION STANDARDS .

1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.

2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

4) Each trading desk must determine an intended allocation among its own eligible accounts.

5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

6)   All  accounts   identified  for  participation   shall  be  included  in  a
     consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

Preferred Securities

If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.

The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.

Partners LargeCap Value I and Partners SmallCap Growth II

UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners SmallCap Value

Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.

Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.

Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.

If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
The Institutional Class shares offered by the Funds can be purchased only by:
..    the separate accounts of participating  insurance companies for the purpose of funding variable insurance contracts;
..    any  Fund  distributed  by  Princor,  if the  Fund  seeks  to  achieve  its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds"); and
..    the State of Iowa Section 529 College Savings Plan Trust.

In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor.

Shares of the Advisors Select, Advisors Preferred, Select, and Preferred classes of the currently offered Funds can be purchased only by certain employer sponsored retirement plans.

Class J shares are offered only to individuals (and his/her spouse) who:
..    receive lump sum  distributions  from  terminating  retirement  or employee welfare benefit plans or contracts sponsored by Principal Life;
..    are customers of Principal  Connection or the small  business  direct sales team;
..    are purchasing shares through the Principal Income IRA;
..    are purchasing shares in conjunction with payroll deduction plans.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE"). Class J shares of the MidCap Value, Preferred Securities and SmallCap Value Funds are also available through Principal Passage, a fee-based brokerage account.

The Advisors Select, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."

Princor may, from time-to-time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Except for Class J shares, sales of shares may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan, a fund of funds or the State of Iowa Section 529 College Savings

Plan Trust. Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

OFFERING PRICE
For all Funds except the Money Market Fund

As stated in the Prospectuses, the NAV of each Class of the Funds (except Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.

Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
..    taking the current market value of the total assets of the Fund
..    subtracting liabilities of the Fund
..    dividing the remainder proportionately into the classes of the Fund
..    subtracting the liability of each class
..    dividing the remainder by the total number of shares owned in that class.

NOTES:

..    If current market values are not readily  available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

..    A Fund's  securities  may be  traded on  foreign  securities  markets  that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

..    Certain  securities  issued by companies in emerging  market  countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

..    The fair value of a wrapper  agreement is equal to the  difference  between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.

     In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.

Money Market Fund

The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Directors have established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

TAXATION OF THE FUNDS

It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.

All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class J shares (except distributions on the Capital Preservation Fund which must be reinvested in additional shares of Class J shares of that Fund) are reinvested automatically in additional shares of Class J shares of the same Fund unless the shareholder elects Dividend Relay to uses the distributions to purchase shares of another Fund's Class J shares. The reinvestment and/ or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.

Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

Money Market Fund Yield

The Money Market Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2003, the Money Market Fund's yield was as follows:

                                         YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.00%      0.12%      0.43%    0.36%       0.69%       0.00%

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2003, the Money Market Fund's effective yield was:

                                         YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.00%      0.12%      0.43%    0.36%       0.69%       0.00%

The yield quoted at any time for the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.

The yield for the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

Total Return for all other Funds

When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The average annual total return for the periods ending October 31, 2003 for the Advisors Select Class shares are as follows:

 FUND                                           1-YEAR          5-YEAR
 ----                                           ------          ------
 Bond & Mortgage Securities                     3.77           6.25/(1)/    /
 Capital Preservation                           2.56           3.15/(2)/
 Government Securities                          1.04           5.18/(1)/
 High Quality Intermediate-Term Bond            3.69           6.49/(3)/
 High Quality Long-Term Bond                    4.90           6.79/(4)/
 High Quality Short-Term Bond                   2.75           5.50/(5)/
 International Emerging Markets                48.45           8.34/(3)/
 International I                               23.30          -7.89/(6)/
 International II                              25.38          -6.85/(4)/
 LargeCap Blend I                              20.50/(7)/
 LargeCap Growth                               14.37          -16.17/(4)/
 LargeCap S&P 500 Index                        19.57          -7.76/(1)/
 LargeCap Value                                19.68          -0.98/(1)/
 MidCap Blend                                  25.57           4.00/(1)/
 MidCap Growth                                 29.23          -18.88/(4)/
 MidCap S&P 400 Index                          29.30           3.15/(1)/
 MidCap Value                                  21.86           6.57/(5)/
 Money Market                                   0.16           1.53/(6)/
 Partners LargeCap Blend                       14.90          -3.32/(5)/
 Partners LargeCap Blend I                     18.57          -10.64/(6)/   /
 Partners LargeCap Growth                      19.50/(7)/
 Partners LargeCap Growth I                    14.36          -12.45/(6)/
 Partners LargeCap Growth II                   17.05          -12.46/(6)/
 Partners LargeCap Value                       21.99           3.93/(4)/
 Partners MidCap Growth                        40.12          -12.99/(5)/
 Partners MidCap Value                         27.92           5.71/(6)/
 Partners SmallCap Blend                       35.40/(7)/
 Partners SmallCap Growth I                    37.15          -10.55/(6)/
 Partners SmallCap Growth II                   35.51          -10.65/(5)/
 Partners SmallCap Value                       37.76          11.08/(//8//)/
 Partners SmallCap Value I                     38.90/(7)/
 Principal LifeTime 2010                       14.20           2.81/(//8//)/
 Principal LifeTime 2020                       16.22           2.36/(//8//)/
 Principal LifeTime 2030                       17.20           1.13/(//8//)/
 Principal LifeTime 2040                       18.25           1.06/(//8//)/
 Principal LifeTime 2050                       19.55          -0.86/(//8//)/
 Principal Lifetime Strategic Income           11.63           3.30/(//8//)//
 Real Estate Securities                        33.38          15.24/(3)/
 SmallCap Blend                                36.53           8.43/(6)/
 SmallCap Growth                               51.09          -5.57/(4)/
 SmallCap S&P 600 Index                        32.54           7.86/(3)/
 SmallCap Value                                39.72          15.52/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Advisors Preferred Class shares are as follows:

 FUND                                              1-YEAR          5-YEAR
 ----                                              ------          ------
 Bond & Mortgage Securities                        4.05           6.53/(1)/    /
 Capital Preservation                              2.72           3.33/(2)/
 Government Securities                             1.22           5.36/(1)/
 High Quality Intermediate-Term Bond               3.97           6.70/(3)/
 High Quality Long-Term Bond                       5.08           6.97/(4)/
 High Quality Short-Term Bond                      3.02           5.78/(5)/
 International Emerging Markets                   48.74           8.52/(3)/
 International I                                  23.36          -7.68/(6)/
 International II                                 25.62          -5.52/(4)/
 LargeCap Blend I                                 20.70/(7)/          /
 LargeCap Growth                                  18.60          -15.05/(4)/
 LargeCap S&P 500 Index                           19.43          -7.64/(1)/
 LargeCap Value                                   19.26          -1.00/(1)/
 MidCap Blend                                     25.73           4.19/(1)/
 MidCap Growth                                    29.64          -18.70/(4)/
 MidCap S&P 400 Index                             29.63           3.31/(1)/
 MidCap Value                                     21.64           6.61/(5)/
 Money Market                                      0.32           1.71/(6)/
 Partners LargeCap Blend                          14.99          -3.20/(5)/
 Partners LargeCap Blend I                        18.75          -10.49/(6)/   /
 Partners LargeCap Growth                         19.70/(7)/          /
 Partners LargeCap Growth I                       14.40          -11.84/(6)/
 Partners LargeCap Growth II                      17.32          -12.29/(6)/
 Partners LargeCap Value                          22.16           4.90/(4)/
 Partners MidCap Growth                           40.57          -12.40/(5)/
 Partners MidCap Value                            28.12           6.35/(6)/
 Partners SmallCap Blend                          35.60/(7)/          /
 Partners SmallCap Growth I                       37.40          -10.37/(6)/
 Partners SmallCap Growth II                      36.97          -10.21/(5)/
 Partners SmallCap Value                          38.18          11.33/(8)/
 Partners SmallCap Value I                        39.20/(7)/          /
 Principal LifeTime 2010                          14.39           2.98/(8)/
 Principal LifeTime 2020                          16.52           2.57/(8)/
 Principal LifeTime 2030                          17.61           1.37/(8)/
 Principal LifeTime 2040                          18.33           1.19/(8)/
 Principal LifeTime 2050                          19.75          -0.68/(8)/
 Principal Lifetime Strategic Income              11.81           3.48/(8)/    /
 Real Estate Securities                           33.61          15.71/(3)/
 SmallCap Blend                                   36.70           8.57/(6)/
 SmallCap Growth                                  51.49          -5.45/(4)/
 SmallCap S&P 600 Index                           32.41           7.98/(3)/
 SmallCap Value                                   40.02          15.71/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(8)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Select Class shares are as follows:

 FUND                                  1-YEAR          5-YEAR
 ----                                  ------          ------
 Bond & Mortgage Securities            4.79           7.13/(1)/    /
 Capital Preservation                  2.92           3.51/(2)/
 Government Securities                 1.41           5.61/(1)/
 High Quality Intermediate-Term
 Bond                                  4.17           6.90/(3)/
 High Quality Long-Term Bond           5.38           7.20/(4)/
 High Quality Short-Term Bond          3.15           5.63/(5)/
 International Emerging Markets       48.97           8.73/(3)/
 International I                      25.01          -7.19/(6)/
 International II                     25.91          -6.50/(4)/
 LargeCap Blend I                     20.80/(7)/          /
 LargeCap Growth                      16.80          -15.39/(4)/
 LargeCap S&P 500 Index               19.78          -7.45/(1)/
 LargeCap Value                       19.44          -0.80/(1)/
 MidCap Blend                         26.05           4.39/(1)/
 MidCap Growth                        29.74          -18.57/(4)/
 MidCap S&P 400 Index                 29.70           3.48/(1)/
 MidCap Value                         20.68           6.50/(5)/
 Money Market                          0.49           1.90/(6)/
 Partners LargeCap Blend              15.53          -2.93/(5)/
 Partners LargeCap Blend I            18.94          -10.33/(6)/   /
 Partners LargeCap Growth             19.90/(7)/          /
 Partners LargeCap Growth I           14.57          -12.14/(6)/
 Partners LargeCap Growth II          17.59          -12.12/(6)/
 Partners LargeCap Value              22.21           4.25/(4)/
 Partners MidCap Growth               40.57          -12.69/(5)/
 Partners MidCap Value                28.36           6.11/(6)/
 Partners SmallCap Blend              35.80/(7)/          /
 Partners SmallCap Growth I           37.65          -10.19/(6)/
 Partners SmallCap Growth II          36.49          -10.21/(5)/
 Partners SmallCap Value              38.37          11.52/(//8//)/
 Partners SmallCap Value I            39.40/(7)/          /
 Principal LifeTime 2010              14.60           3.17/(//8//)/
 Principal LifeTime 2020              16.73           2.76/(//8//)/
 Principal LifeTime 2030              19.77           2.18/(//8//)/
 Principal LifeTime 2040              18.66           1.37/(//8//)/
 Principal LifeTime 2050              20.10          -0.50/(//8//)/
 Principal LifeTime Strategic
 Income                               12.02           3.66/(//8//)//
 Real Estate Securities               33.74          15.64/(3)/
 SmallCap Blend                       37.05           8.65/(6)/
 SmallCap Growth                      51.58          -5.31/(4)/
 SmallCap S&P 600 Index               32.67           8.16/(3)/
 SmallCap Value                       40.34          15.91/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Preferred Class shares are as follows:

 FUND                                     1-YEAR          5-YEAR
 ----                                     ------          ------
 Bond & Mortgage Securities               4.37           6.88/(1)/    /
 Capital Preservation                     3.04           3.65/(2)/
 Government Securities                    1.63           5.76/(1)/
 High Quality Intermediate-Term Bond      4.28           7.08/(3)/
 High Quality Long-Term Bond              5.41           7.22/(4)/
 High Quality Short-Term Bond             3.25           6.02/(5)/
 International Emerging Markets          49.20           8.80/(3)/
 International I                         23.90          -7.35/(6)/
 International II                        26.17          -6.34/(4)/
 LargeCap Blend I                        21.00/(7)/
 LargeCap Growth                         14.64          -15.87/(4)/
 LargeCap S&P 500 Index                  19.97          -7.22/(1)/
 LargeCap Value                          19.93          -0.58/(1)/
 MidCap Blend                            26.14           4.54/(1)/
 MidCap Growth                           29.90          -18.47/(4)/
 MidCap S&P 400 Index                    29.93           3.62/(1)/
 MidCap Value                            21.21           6.74/(5)/
 Money Market                             0.64           2.03/(6)/
 Partners LargeCap Blend                 15.42          -2.93/(5)/
 Partners LargeCap Blend I               19.05          -10.21/(6)/   /
 Partners LargeCap Growth                20.00/(7)/
 Partners LargeCap Growth I              14.85          -12.00/(6)/
 Partners LargeCap Growth II             17.89          -12.00/(6)/
 Partners LargeCap Value                 22.52           4.42/(4)/
 Partners MidCap Growth                  41.25          -12.48/(5)/
 Partners MidCap Value                   28.40           6.21/(6)/
 Partners SmallCap Blend                 35.90/(7)/
 Partners SmallCap Growth I              37.82          -9.97/(6)/
 Partners SmallCap Growth II             37.13          -10.01/(5)/
 Partners SmallCap Value                 38.71          11.71/(//8//)/
 Partners SmallCap Value I               39.50/(7)/
 Principal LifeTime 2010                 14.73           3.30/(//8//)/
 Principal LifeTime 2020                 16.73           2.85/(//8//)/
 Principal LifeTime 2030                 17.81           1.60/(//8//)/
 Principal LifeTime 2040                 18.76           1.54/(//8//)/
 Principal LifeTime 2050                 20.22          -0.38/(//8//)/
 Principal Lifetime Strategic Income     12.25           3.82/(//8//)//
 Real Estate Securities                  34.12          15.77/(3)/
 SmallCap Blend                          37.17           8.92/(6)/
 SmallCap Growth                         51.98          -5.23/(4)/
 SmallCap S&P 600 Index                  32.80           8.28/(3)/
 SmallCap Value                          40.56          16.06/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Institutional Class shares are as follows:

 FUND                                         1-YEAR          5-YEAR
 ----                                         ------          ------
 Bond & Mortgage Securities                   4.63            6.13/(1)/    /
 Capital Preservation                         3.30            3.91/(2)/
 Government Securities                        1.70            5.34/(1)/
 High Quality Intermediate-Term Bond          4.62            6.58/(1)/
 High Quality Long-Term Bond                  5.66            7.05/(1)/
 High Quality Short-Term Bond                 3.62            5.47/(1)/
 International Emerging Markets              49.77            9.93/(1)/
 International I                             24.09           -5.59/(1)/
 International II                            26.40           -6.10/(3)/
 LargeCap Blend I                            21.20/(4)/
 LargeCap Growth                             15.22           -9.61/(1)/
 LargeCap S&P 500 Index                      20.35           -4.85/(1)/
 LargeCap Value                              19.97           -0.34/(1)/
 MidCap Blend                                26.42            5.44/(1)/
 MidCap Growth                               30.25           -14.24/(1)/
 MidCap S&P 400 Index                        30.23            4.62/(1)/
 MidCap Value                                22.33            6.39/(1)/
 Money Market                                 0.89            1.96/(1)/
 Partners LargeCap Blend                     15.68           -2.68/(//5//)/
 Partners LargeCap Blend I                   19.52           -7.20/(1)/    /
 Partners LargeCap Growth                    20.30/(4)/
 Partners LargeCap Growth I                  15.14           -11.77/(//6//)/
 Partners LargeCap Growth II                 17.93           -11.79/(//7//)/
 Partners LargeCap Value                     22.86            4.58/(3)/
 Partners MidCap Growth                      41.18           -5.23/(1)/
 Partners MidCap Value                       28.91            6.49/(//6//)/
 Partners SmallCap Blend                     36.20/(4)/
 Partners SmallCap Growth I                  38.28           -9.93/(//6//)/
 Partners SmallCap Growth II                 37.76           -9.82/(//5//)/
 Partners SmallCap Value                     38.87           11.93/(//8//)/
 Partners SmallCap Value I                   39.90/(4)/
 Preferred Securities                         9.84            8.57/(9)/
 Principal LifeTime 2010                     15.00            3.57/(1)/
 Principal LifeTime 2020                     17.14            3.12/(1)/
 Principal LifeTime 2030                     18.16            1.89/(1)/
 Principal LifeTime 2040                     19.06            1.77/(1)/
 Principal LifeTime 2050                     20.54           -0.18/(1)/
 Principal Lifetime Strategic Income         12.41            4.06/(1)/    /
 Real Estate Securities                      34.31           17.69/(1)/
 SmallCap Blend                              37.60            9.49/(1)/
 SmallCap Growth                             52.34           -5.06/(1)/
 SmallCap S&P 600 Index                      33.04            7.38/(1)/
 SmallCap Value                              40.94           15.45/(1)/

/ //(1)/ Period from February 27, 2001 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
 /(3)/ Period from November 27, 2000 (date operations commenced) through October 31, 2003.
/ //(4)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//5//)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//6//)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//7//)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.
/ //(//9//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2003.

The average annual total return (net of CDSC) for the periods ending October 31, 2003 for the Class J Shares are as follows:

 FUND                                          1-YEAR          5-YEAR
 ----                                          ------          ------
 Bond & Mortgage Securities                    2.64           5.24/(1)/    /
 Capital Preservation                          1.33           2.91/(2)/
 Government Securities                        -0.05           4.43/(1)/
 High Quality Intermediate-Term Bond           2.55           5.41/(1)/
 High Quality Long-Term Bond                   3.60           5.75/(1)/
 High Quality Short-Term Bond                  1.64           4.49/(1)/
 International Emerging Markets               46.70           8.78/(1)/
 International I                              21.98          -6.47/(1)/
 International II                             24.08          -4.26/(1)/
 LargeCap Growth                              13.17          -10.45/(1)/
 LargeCap S&P 500 Index                       18.19          -5.74/(1)/
 LargeCap Value                               17.60          -1.30/(1)/
 MidCap Blend                                 24.20           4.48/(1)/
 MidCap Growth                                27.43          -15.17/(1)/
 MidCap S&P 400 Index                         27.74           3.53/(1)/
 MidCap Value                                 19.88           5.34/(1)/
 Money Market                                 -0.94           1.07/(1)/
 Partners LargeCap Blend                      13.53          -3.47/(1)/
 Partners LargeCap Blend I                    17.16          -8.09/(1)/    /
 Partners LargeCap Growth                     18.30/(3)/          /
 Partners LargeCap Growth I                   12.75          -8.93/(1)/
 Partners LargeCap Growth II                  15.86          -6.73/(1)/
 Partners LargeCap Value                      20.64           2.05/(1)/
 Partners MidCap Growth                       38.76          -6.08/(1)/
 Partners MidCap Value                        26.58           5.52/(1)/
 Partners SmallCap Growth I                   36.79          -7.35/(1)/
 Partners SmallCap Growth II                  35.01          -1.76/(1)/
 Partners SmallCap Value                      36.53          10.92/(//4//)/
 Principal LifeTime 2010                      12.92           2.84/(2)/
 Principal LifeTime 2020                      15.09           2.49/(2)/
 Principal LifeTime 2030                      15.91           1.13/(2)/
 Principal LifeTime 2040                      16.26           0.94/(2)/
 Principal LifeTime 2050                      17.67          -1.07/(2)/
 Principal Lifetime Strategic Income          10.15           3.19/(2)/    /
 Real Estate Securities                       31.98          16.44/(1)/
 SmallCap Blend                               35.28           8.47/(1)/
 SmallCap Growth                              49.62          -5.96/(1)/
 SmallCap S&P 600 Index                       30.47           6.31/(1)/
 SmallCap Value                               38.44          14.35/(1)/

/ //(//1//)/ Period beginning February 27, 2001 and ending October 31, 2003. / //(//2//)/ Period beginning June 15, 2001 and ending October 31, 2003.
/ //(3)/ Period beginning December 30, 2002 and ending October 31, 2003.
/ //(//4//)/ Period beginning March 1, 2001 and ending October 31, 2003.

This table shows the yield as of October 31, 2003 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              2.68%      2.84%      3.15%    3.03%       3.41%       2.57%
 Capital Preservation    1.42       1.61       1.90     1.78        2.17        1.25
 Government Securities   3.14       3.25       3.60     3.48        3.84        2.88
 High Quality
 Intermediate-Term
 Bond                    3.16       3.40       3.71     3.55        3.98        2.96
 High Quality
 Long-Term Bond          3.22       3.40       3.70     3.59        3.98        2.94
 High Quality
 Short-Term Bond         1.83       1.94       2.32     2.21        2.56        1.67



GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements for the Fund, except the LargeCap Blend I, Partners International, Partners LargeCap Growth, Partners SmallCap Blend, Partners SmallCap Value I, Partners MidCap Growth I and Partners MidCap Value I Funds (as each commenced operation after the fiscal year end), for the year ended October 31, 2003 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders.

Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated  "AAA" has the  highest  rating  assigned  by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B,
CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity  for timely  payment on issues  with this  designation  is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this  designation  have a satisfactory  capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:   Issues  rated "B" are  regarded  as having only an  adequate  capacity  for
     timely  payment.   However,  such  capacity  may  be  damaged  by  changing
     conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:     A satisfactory capacity to pay principal and interest.

SP-3:     A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Fund follow.

                         PRINCIPAL INVESTORS FUND, INC.



                              INSTITUTIONAL CLASS


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").


                   The date of this Prospectus is xxxxxxxxxx.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions .......................................................

 Partners LargeCap Value Fund I .........................................

 Partners SmallCap Growth Fund III ......................................

 Partners SmallCap Value Fund II ........................................

General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Purchase of Fund Shares................................................

 Redemption of Fund Shares..............................................

 Exchange of Fund Shares................................................

 Dividends and Distributions............................................

 Fund Account Information...............................................

Appendix A..............................................................

Additional Information..................................................

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. Eligible purchasers are limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . funds distributed by Princor if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds; and . the State of Iowa Section 529 College Savings Plan Trust.
In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor. The Board of Directors reserves the right to broaden or limit this designation of eligible purchasers.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Funds are new, performance information is not included in this Prospectus. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS LARGECAP VALUE I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Key to the process used by the Sub-Advisor, UBS Global AM, in selecting securities for the Fund is fundamental investment research. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits. UBS Global AM uses "uncommon" sources of information where, using a long-term focus, its analysts gather information concerning the ability of individual companies to generate profits, as well as analyze industry competitive strategy, structure and global integration.


UBS Global AM follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


As the inception date of the Fund is _________________, historical performance is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.80%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      0.80%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                       1     3     5    10
 INSTITUTIONAL CLASS                                $82   $255  $444  $990

PARTNERS SMALLCAP GROWTH III
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Mazama may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings are allocated to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

As the inception date of the Fund is ________________________, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.10%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                               NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                        1     3     5      10
 INSTITUTIONAL CLASS                                 $112  $350  $606  $1,340

PARTNERS SMALLCAP VALUE II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in a diversified group of equity securities of small U.S. companies which the Sub-Advisor, Dimensional, believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations, typically are, in the lowest 8% of the domestic market universe of operating companies) at the time of purchase. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of such small companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:
.. securities of smaller companies. Securities of small companies are often less liquid than those of large companies. As a result small company securities may fluctuate more in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also may involve greater risks.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Fund is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is ________________________, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                      1     3     5      10
 INSTITUTIONAL CLASS                               $102  $318  $552  $1,225

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Institutional Class of the Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
Certain of the Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures. However, a Fund may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Fund is not allowed to invest in the underlying commodities or commodity contracts.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.


Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Funds as they are new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $58.8 billion in assets and the Group managed approximate $462.9 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value I    Thomas M. Cole
                                        Thomas J. Digenan
                                        John C. Leonard




THOMAS M. COLE, CFA . Mr. Graham joined UBS Global AM in ______. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive
Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in _____. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97268 with assets under management totaling over $3.3 billion as of December 31, 2003.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Ronald A. Sauer




STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.



RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Dimensional Fund Advisors Inc. (Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2004, Dimensional managed approximately $48 billion in assets.

Investment decisions for the Partners SmallCap Value Fund II are made by the Investment Committee of the Sub-Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Sub-Advisor who are elected annually. The Sub-Advisor provides the Fund with a trading department and selects brokers and dealers to effect securities transactions.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER
The Funds have each entered into agreements with the Manager under which the Fund will pay the Manager (an annual rate calculated as a percentage of the average daily net assets) as follows:
.. Partners LargeCap Value Fund I - 0.80%
.. Partners SmallCap Growth Fund III - 1.10%
.. Partners SmallCap Value Fund II - 1.00%

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners LargeCap Value Fund I, Partners SmallCap Growth Fund III and Partners SmallCap Value Fund II have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.


The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Funds. For these purposes, the Manager may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.


REDEMPTION OF FUND SHARES

You may redeem shares of the Funds upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

Shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Funds each pay its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.



 APPENDIX A - PERFORMANCE RESULTS


The Funds are new and have no historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Funds, performance numbers shown would differ. Although the Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Funds will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


PERFORMANCE RESULTS

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2003
                        --------------------------------------------     -------
PARTNERS LARGECAP
VALUE FUND I
INSTITUTIONAL/ (1)/       N/A    N/A    N/A    N/A    N/A    N/A
UBS U.S. Large Cap
Value Equity Composite  31.18  31.18                                     31.18
 Russell 1000 Value
 Index                  30.03  30.03   1.22   3.57  11.87                30.03
 Morningstar Large
 Value Category         28.40  28.40  -0.22   2.53   9.85                28.40

PARTNERS SMALLCAP
GROWTH FUND III
INSTITUTIONAL/
(//1//)/                  N/A    N/A    N/A    N/A    N/A    N/A
Mazama Small-Mid Cap
Growth Composite        76.74  76.74   4.92    N/A    N/A                77.55
 Russell 2500 Growth
 Index                                                                   46.32
 Morningstar Small
 Growth Category        45.00  45.00  -2.09   6.20   8.58                45.00

PARTNERS SMALLCAP
VALUE FUND II
INSTITUTIONAL/
(//1//)/                  N/A    N/A    N/A    N/A    N/A    N/A
DFA US Small Cap Value
Composite               59.39  59.39  21.04  16.93  15.54                59.39
 Russell 2000 Value
 Index                  46.02  46.02  13.83  12.28  12.70                46.02
 Morningstar Small
 Value Category         42.71  42.71  14.32  12.86  12.80                42.71

/(1) /Fund's inception
XXXXXXXXXXX

                        --------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
PARTNERS LARGECAP
VALUE FUND I
INSTITUTIONAL/ (1)/
UBS U.S. Large Cap      -14.45    3.55   17.71  -0.24   3.46
Value Equity Composite
 Russell 1000 Value     -15.52   -5.59    7.02   7.35  15.63  35.18  21.64  38.35   -1.99
 Index
 Morningstar Large      -18.92   -5.37    5.47   6.63  13.10  27.01  20.79  32.28   -0.81
 Value Category

PARTNERS SMALLCAP
GROWTH FUND III
INSTITUTIONAL/
(//1//)/
Mazama Small-Mid Cap    -35.00    1.88
Growth Composite
 Russell 2500 Growth    -29.09  -10.83  -16.09  55.48   3.10  14.76  15.07  33.54   -1.28
 Index
 Morningstar Small      -28.42   -9.02   -5.71  61.45   4.49  18.19  19.99  35.44   -0.28
 Growth Category

PARTNERS SMALLCAP
VALUE FUND II
INSTITUTIONAL/
(//1//)/
DFA US Small Cap Value   -9.27   22.63    9.01  13.04  -7.28  30.75  22.32  29.29    1.21
Composite
 Russell 2000 Value     -11.42   14.02   22.83  -1.49  -6.45  31.78  21.37  25.75   -1.27
 Index
 Morningstar Small      -10.25   17.31   16.98   4.49  -6.99  30.04  25.53  25.13   -0.81
 Value Category

/(1) /Fund's inception
XXXXXXXXXXX

                        ------------------------------------------------------------------



MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

 ADDITIONAL INFORMATION

Additional information about the Fund's is available in the Statement of Additional Information dated XXXXXXXXXX and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in any of the Funds. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                         PARTNERS SMALLCAP VALUE FUND II


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund Dimensional Fund
                         Advisors Inc. ("Dimensional").


                The date of this Prospectus is ___________, 2004.

                               TABLE OF CONTENTS

 Fund Description ......................................................3

 General Information

 The Costs of Investing................................................13

 Certain Investment Strategies and Related Risks.......................14

 Management, Organization and Capital Structure........................18

 Pricing of Fund Shares................................................21

 Purchase of Fund Shares...............................................22

 Redemption of Fund Shares.............................................22

 Exchange of Fund Shares...............................................22

 Dividends and Distributions...........................................22

 Fund Account Information..............................................23

Appendix A.............................................................25

Additional Information.................................................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the  description  for the  Fund,  there is  important  information  about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:

..    No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund,
     the  Fund,  Principal   Management   Corporation  (the  "Manager")  or  any
     Sub-Advisor.
..    Investments  in the Fund are not  deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP VALUE FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in a diversified group of equity securities of small U.S. companies which the Sub-Advisor, Dimensional, believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 8% of the domestic market universe of operating companies at the time of purchase to be small companies. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of such small companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.

Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:

..    securities of smaller  companies.  Securities of small  companies are often less liquid than those of large companies. As a result small company securities may fluctuate more in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also may involve greater risks.
..    foreign  securities.  These  have  risks  that are not  generally  found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to
     securities   regulators  with  less  stringent  accounting  and  disclosure standards than are required of U.S. companies.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Fund is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes.

If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is _________, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   1.00%      1.00%    1.00%      1.00%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11

EXAMPLES
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------
                                          1     3     5      10
 ADVISORS SELECT CLASS                 $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS               160   496   855   1,867
 SELECT CLASS                           140   437   755   1,657
 PREFERRED CLASS                        128   400   692   1,523

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

..    Management  Fee - Through  the  Management  Agreement  with the  Fund,  the
     Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
..    Distribution  Fee - The Fund has  adopted a  distribution  plan  under Rule
     12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
..    Service Fee - The Manager has entered  into a Services  Agreement  with the
     Fund under which the Manager performs personal services to shareholders.
..    Administrative Service Fee - The Manager has entered into an Administrative
     Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the
     Manager  has  assumed  the  responsibility  for  communications   with  and
     recordkeeping services for beneficial owners of Fund shares.
..    Portfolio  Accounting  Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund
enters  into  repurchase  agreements  only  with  large,   well-capitalized  and
well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a  Fund's  assets  base is  small,  a  significant  portion  of the  Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

..    the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
..    the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
..    the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and
..    the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:

..    companies  with their  principal  place of  business  or  principal  office outside the U.S.; and
..    companies for which the principal  securities trading market is outside the
     U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

..    increased social, political and economic instability;
..    a smaller  market for these  securities  and low or  nonexistent  volume of trading  that  results  in  a  lack  of  liquidity  and  in  greater  price volatility;
..    lack of publicly  available  information,  including reports of payments of dividends or interest on outstanding securities;
..    foreign  government  policies  that may restrict  opportunities,  including restrictions on investment in issuers or industries deemed sensitive to national interests;
..    relatively new capital market structure or market-oriented economy;
..    the possibility that recent favorable  economic  developments may be slowed or reversed by unanticipated political or social events in these countries;
..    restrictions  that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
..    possible  losses  through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

  SUB-ADVISOR: Dimensional Fund Advisors Inc. (Dimensional"), located at
               1299 Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2003, Dimensional managed approximately $48 billion in assets.

Investment strategy decisions for the Partners SmallCap Value Fund II are made by the Investment Committee of the Sub-Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Sub-Advisor who are elected annually. The Sub-Advisor provides the Fund with a trading department and selects brokers and dealers to effect securities transactions.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.0% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:

..    hire one or more Sub-Advisors;
..    change Sub-Advisors; and
..    reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:

..    taking the current market value of the total assets of the Fund
..    subtracting liabilities of the Fund
..    dividing the remainder proportionately into the classes of the Fund
..    subtracting the liability of each class
..    dividing the remainder by the total number of shares owned in that class.

NOTES:

..    If current market values are not readily  available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

..    A Fund's  securities  may be  traded on  foreign  securities  markets  that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

..    Certain  securities  issued by companies in emerging  market  countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

..    via the internet.
     . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
     .    available 7 days a week (7 a.m. to 9 p.m. Central Time).

..    using a modem.
     .    plan contributions transferred electronically.
     . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
     .    available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:

..    the class  shares of such other  Fund are  available  in the plan  member's state of residence; and
..    shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION

In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:

     .    The Principal has not permitted any late trading.
     . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
     . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
     . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
     . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
     . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

APPENDIX A - PERFORMANCE RESULTS

The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2003
                        --------------------------------------------     -------
PARTNERS SMALLCAP
VALUE FUND II
 ADVISORS SELECT /(1)/    N/A    N/A    N/A    N/A    N/A  -48.48
 ADVISORS PREFERRED
 /(1)/                    N/A    N/A    N/A    N/A    N/A  -48.39
 SELECT/ (1)/             N/A    N/A    N/A    N/A    N/A  -48.29
 PREFERRED/ (1)/          N/A    N/A    N/A    N/A    N/A  -48.20
DFA US Small Cap Value
Composite               59.39  59.39  21.04  16.93  15.54                59.39
 Russell 2000 Value
 Index                  46.02  46.02  13.83  12.28  12.70                46.02
 Morningstar Small
 Value Category         42.71  42.71  14.32  12.86  12.80                42.71

 /(1) /Fund's
 inception XX/Xx/04
                        --------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002   2001   2000   1999   1998   1997   1996   1995    1994
                        ----------------------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND II
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
DFA US Small Cap Value   -9.27  22.63   9.01  13.04  -7.28  30.75  22.32  29.29    1.21
Composite
 Russell 2000 Value     -11.42  14.02  22.83  -1.49  -6.45  31.78  21.37  25.75   -1.27
 Index
 Morningstar Small      -10.25  17.31  16.98   4.49  -6.99  30.04  25.53  25.13   -0.81
 Value Category

 /(1) /Fund's
 inception XX/Xx/04     ----------------------------------------------------------------

MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ADDITIONAL INFORMATION

Additional  information  about  the  Fund  is  available  in  the  Statement  of
Additional  Information  dated  ________,   2004  and  which  is  part  of  this
prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                       PARTNERS SMALLCAP GROWTH FUND III


  This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund Mazama Capital
                          Management, Inc. ("Mazama").


                The date of this Prospectus is __________, 2004.

                               TABLE OF CONTENTS

Fund Description .................................................3

General Information

 The Costs of Investing..........................................13

 Certain Investment Strategies and Related Risks................ 14

 Management, Organization and Capital Structure..................18

 Pricing of Fund Shares..........................................21

 Purchase of Fund Shares.........................................22

 Redemption of Fund Shares.......................................22

 Exchange of Fund Shares.........................................22

 Dividends and Distributions.....................................22

 Fund Account Information........................................23

Appendix A.......................................................25

Additional Information...........................................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the  description  for the  Fund,  there is  important  information  about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:

..    No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund,
     the  Fund,  Principal   Management   Corporation  (the  "Manager")  or  any
     Sub-Advisor.
..    Investments  in the Fund are not  deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS SMALLCAP GROWTH FUND III
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.

Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/Performance Model score.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Mazama may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings are allocated to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

As the inception date of the Fund is ________, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   1.10%      1.10%    1.10%      1.10%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11


EXAMPLES
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                 1     3       5      10
 ADVISORS SELECT CLASS                        $188  $582  $1,001  $2,169
 ADVISORS PREFERRED CLASS                      170   526     907   1,976
 SELECT CLASS                                  151   468     808   1,768
 PREFERRED CLASS                               138   431     745   1,635

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
..    Management  Fee - Through  the  Management  Agreement  with the  Fund,  the
     Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
..    Distribution  Fee - The Fund has  adopted a  distribution  plan  under Rule
     12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
..    Service Fee - The Manager has entered  into a Services  Agreement  with the
     Fund under which the Manager performs personal services to shareholders.
..    Administrative Service Fee - The Manager has entered into an Administrative
     Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the
     Manager  has  assumed  the  responsibility  for  communications   with  and
     recordkeeping services for beneficial owners of Fund shares.
..    Portfolio  Accounting  Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund
enters  into  repurchase  agreements  only  with  large,   well-capitalized  and
well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a  Fund's  assets  base is  small,  a  significant  portion  of the  Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

..    the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
..    the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
..    the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and
..    the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
..    companies  with their  principal  place of  business  or  principal  office outside the U.S.; and
..    companies for which the principal  securities trading market is outside the
     U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

..    increased social, political and economic instability;
..    a smaller  market for these  securities  and low or  nonexistent  volume of trading  that  results  in  a  lack  of  liquidity  and  in  greater  price volatility;
..    lack of publicly  available  information,  including reports of payments of dividends or interest on outstanding securities;
..    foreign  government  policies  that may restrict  opportunities,  including restrictions on investment in issuers or industries deemed sensitive to national interests;
..    relatively new capital market structure or market-oriented economy;
..    the possibility that recent favorable  economic  developments may be slowed or reversed by unanticipated political or social events in these countries;
..    restrictions  that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
..    possible  losses  through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR:   Mazama  Capital  Management,   Inc.  ("Mazama")  is  an
               independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite
               1500, Portland Oregon 97268 with assets under management totaling over $3.3 billion as of December 31, 2003.

Day-to-day portfolio management of the Fund is performed by:

STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.10% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:

..    hire one or more Sub-Advisors;
..    change Sub-Advisors; and
..    reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
..    taking the current market value of the total assets of the Fund
..    subtracting liabilities of the Fund
..    dividing the remainder proportionately into the classes of the Fund
..    subtracting the liability of each class
..    dividing the remainder by the total number of shares owned in that class.

NOTES:

..    If current market values are not readily  available for a security owned by a Fund,  its  fair  value  is  determined  using a  policy  adopted  by the
     Directors.
..    A Fund's  securities  may be  traded on  foreign  securities  markets  that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
..    Certain  securities  issued by companies in emerging  market  countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
..    the class  shares of such other  Fund are  available  in the plan  member's state of residence; and
..    shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION

In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
     .    The Principal has not permitted any late trading.
     . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
     . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
     . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
     . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
     . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

APPENDIX A - PERFORMANCE RESULTS

The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                          LIFE OF
                         YTD   1 YR   3 YR   5 YR  10 YR   FUND         2003
                        -------------------------------------------     -------
PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT /(1)/    N/A    N/A    N/A   N/A   N/A   -17.66
 ADVISORS PREFERRED
 /(1)/                    N/A    N/A    N/A   N/A   N/A   -17.53
 SELECT/ (1)/             N/A    N/A    N/A   N/A   N/A   -17.34
 PREFERRED/ (1)/          N/A    N/A    N/A   N/A   N/A   -17.28
Mazama Small-Mid Cap
Growth Composite        76.74  76.74   4.92   N/A   N/A                 77.55
 Russell 2500 Growth
 Index                                                                  46.32
 Morningstar Small
 Growth Category        45.00  45.00  -2.09  6.20  8.58                 45.00

 /(1) /Fund's
 inception XX/XX/04
                        -------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998  1997   1996   1995    1994
                        -----------------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
Mazama Small-Mid Cap    -35.00    1.88
Growth Composite
 Russell 2500 Growth    -29.09  -10.83  -16.09  55.48  3.10  14.76  15.07  33.54   -1.28
 Index
 Morningstar Small      -28.42   -9.02   -5.71  61.45  4.49  18.19  19.99  35.44   -0.28
 Growth Category

 /(1) /Fund's
 inception XX/XX/04     -----------------------------------------------------------------

RUSSELL 2500 GROWTH INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated _______, 2004 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                         PARTNERS LARGECAP VALUE FUND I


  This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund UBS Global Asset
                           Management (Americas) Inc.
                               ("UBS Global AM").


               The date of this Prospectus is ____________, 2004.

                               TABLE OF CONTENTS

Fund Description .................................................3

General Information

 The Costs of Investing..........................................13

 Certain Investment Strategies and Related Risks.................14

 Management, Organization and Capital Structure..................18

 Pricing of Fund Shares..........................................21

 Purchase of Fund Shares.........................................22

 Redemption of Fund Shares.......................................22

 Exchange of Fund Shares.........................................22

 Dividends and Distributions.....................................22

 Fund Account Information........................................23

Appendix A.......................................................25

Additional Information...........................................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.

The retirement plan may have fees in addition to those charged by the Fund.

In the  description  for the  Fund,  there is  important  information  about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

NOTES:

..    No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund,
     the  Fund,  Principal   Management   Corporation  (the  "Manager")  or  any
     Sub-Advisor.
..    Investments  in the Fund are not  deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PARTNERS LARGECAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Key to the  process  used  by the  Sub-Advisor,  UBS  Global  AM,  in  selecting securities for the Fund is fundamental investment research. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits. UBS Global AM uses "uncommon" sources of information where, using a long-term focus, its analysts gather information concerning the ability of individual companies to generate profits, as well as analyze industry competitive strategy, structure and global integration.

UBS Global AM follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Fund is ________, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees.....................   0.80%      0.80%    0.80%      0.80%
 12b-1 Fees..........................   0.30       0.25     0.10        N/A
 Other Expenses*.....................   0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.55%      1.37%    1.18%      1.06%
 * Other Expenses:
    Service Fee .....................   0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ......   0.20       0.15     0.13       0.11


EXAMPLES
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                     1     3     5      10
 ADVISORS SELECT CLASS                            $158  $490  $845  $1,845
 ADVISORS PREFERRED CLASS                          139   434   750   1,646
 SELECT CLASS                                      120   375   649   1,432
 PREFERRED CLASS                                   108   337   585   1,294

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

..    Management  Fee - Through  the  Management  Agreement  with the  Fund,  the
     Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
..    Distribution  Fee - The Fund has  adopted a  distribution  plan  under Rule
     12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
..    Service Fee - The Manager has entered  into a Services  Agreement  with the
     Fund under which the Manager performs personal services to shareholders.
..    Administrative Service Fee - The Manager has entered into an Administrative
     Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the
     Manager  has  assumed  the  responsibility  for  communications   with  and
     recordkeeping services for beneficial owners of Fund shares.
..    Portfolio  Accounting  Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund
enters  into  repurchase  agreements  only  with  large,   well-capitalized  and
well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a  Fund's  assets  base is  small,  a  significant  portion  of the  Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

..    the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
..    the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
..    the risk that adverse price movements in an instrument can result in a loss substantially greahter than the Fund's initial investment; and
..    the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
..    companies  with their  principal  place of  business  or  principal  office outside the U.S.; and
..    companies for which the principal  securities trading market is outside the
     U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

..    increased social, political and economic instability;
..    a smaller  market for these  securities  and low or  nonexistent  volume of trading  that  results  in  a  lack  of  liquidity  and  in  greater  price volatility;
..    lack of publicly  available  information,  including reports of payments of dividends or interest on outstanding securities;
..    foreign  government  policies  that may restrict  opportunities,  including restrictions on investment in issuers or industries deemed sensitive to national interests;
..    relatively new capital market structure or market-oriented economy;
..    the possibility that recent favorable  economic  developments may be slowed or reversed by unanticipated political or social events in these countries;
..    restrictions  that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
..    possible  losses  through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SECURITIES  OF SMALLER  COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

 SUB-ADVISOR:  UBS Global Asset Management  (Americas) Inc., a Delaware
               corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $58.8 billion in assets and the Group managed approximately $462.9 billion in assets.

Day-to-day portfolio management of the Fund is performed by:

THOMAS M. COLE, CFA . Mr. Graham joined UBS Global AM in ______. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive
Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in _____. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 0.80% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
..    hire one or more Sub-Advisors;
..    change Sub-Advisors; and
..    reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
..    taking the current market value of the total assets of the Fund
..    subtracting liabilities of the Fund
..    dividing the remainder proportionately into the classes of the Fund
..    subtracting the liability of each class
..    dividing the remainder by the total number of shares owned in that class.

NOTES:

..    If current market values are not readily  available for a security owned by a Fund,  its  fair  value  is  determined  using a  policy  adopted  by the
     Directors.
..    A Fund's  securities  may be  traded on  foreign  securities  markets  that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
..    Certain  securities  issued by companies in emerging  market  countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

..    via the internet.
     . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
     .    available 7 days a week (7 a.m. to 9 p.m. Central Time).
..    using a modem.
     .    plan contributions transferred electronically.
     . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
     .    available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:

..    the class  shares of such other  Fund are  available  in the plan  member's state of residence; and
..    shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION

In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:

..    The Principal has not permitted any late trading.
..    The  Principal  has not  entered  into any special  arrangements  to permit select investors to engage in market timing.
..    The Principal has not engaged in any "portfolio  peeking",  the practice of allowing some investors access to portfolio information not generally available to the investing public.
..    Beginning in late 2000,  The Principal  imposed  progressively  more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
..    Some  employees  engaged in  market-timing  trades  within  their  personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
..    Investment  gains earned by employees  related to mutual funds were $4,600.
     In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the
     impacted  funds.   Repayment   methodology  will  be  determined  with  the
     assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

APPENDIX A - PERFORMANCE RESULTS

The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.

"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                          LIFE OF
                         YTD   1 YR   3 YR   5 YR  10 YR   FUND         2003
                        -------------------------------------------     -------
PARTNERS LARGECAP
VALUE FUND I
 ADVISORS SELECT /(1)/    N/A    N/A    N/A   N/A    N/A  -25.49
 ADVISORS PREFERRED
 /(1)/                    N/A    N/A    N/A   N/A    N/A  -25.35
 SELECT/ (1)/             N/A    N/A    N/A   N/A    N/A  -25.20
 PREFERRED/ (1)/          N/A    N/A    N/A   N/A    N/A  -25.15
UBS U.S. Large Cap
Value Equity Composite  31.18  31.18                                    31.18
 Russell 1000 Value
 Index                  30.03  30.03   1.22  3.57  11.87                30.03
 Morningstar Large
 Value Category         28.40  28.40  -0.22  2.53   9.85                28.40

 /(1) /Fund's
 inception XX/XX/04
                        -------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002   2001   2000   1999   1998   1997   1996   1995    1994
                        ----------------------------------------------------------------
PARTNERS LARGECAP
VALUE FUND I
 ADVISORS SELECT /(1)/
 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/
 PREFERRED/ (1)/
UBS U.S. Large Cap      -14.45   3.55  17.71  -0.24   3.46
Value Equity Composite
 Russell 1000 Value     -15.52  -5.59   7.02   7.35  15.63  35.18  21.64  38.35   -1.99
 Index
 Morningstar Large      -18.92  -5.37   5.47   6.63  13.10  27.01  20.79  32.28   -0.81
 Value Category

 /(1) /Fund's
 inception XX/XX/04     ----------------------------------------------------------------

RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated ____________, 2004 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                Principal Investors Fund, Inc. SEC File 811-07572


                         PRINCIPAL INVESTORS FUND, INC.

                          PARTNERS INTERNATIONAL FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance
    Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund Fidelity
                         Management & Research Company
                                    ("FMR").


                 The date of this Prospectus is ________, 2004.

                               TABLE OF CONTENTS

Fund Description ...............................3

General Information

 The Costs of Investing........................13

 Certain Investment Strategies and Related Risks 14

 Management, Organization and Capital Structure18

 Pricing of Fund Shares........................21

 Purchase of Fund Shares.......................22

 Redemption of Fund Shares.....................22

 Exchange of Fund Shares.......................22

 Dividends and Distributions...................22

 Fund Account Information......................23

Appendix A.....................................25

Additional Information.........................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund normally invests primarily in non-U.S. securities. The Sub-Advisor, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The inception date of the Fund is December 15, 2003. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on XXXXXXXXXX.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees....................    1.10%      1.10%    1.10%      1.10%
 12b-1 Fees.........................    0.30       0.25     0.10        N/A
 Other Expenses*....................    0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ...................     0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ....     0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                          1     3       5      10
 ADVISORS SELECT CLASS                                 $188  $582  $1,001  $2,169
 ADVISORS PREFERRED CLASS                               170   526     907   1,976
 SELECT CLASS                                           151   468     808   1,768
 PREFERRED CLASS                                        138   431     745   1,635

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed approximately $839.8 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Day-to-day portfolio management of the Fund is performed by:


CESAR E. HERNANDEZ, CFA . Mr. Hernandez is vice president of FMR and FMRC. He has worked as a portfolio manager since joining FMR in 1989. He has been portfolio manager of the Fund since its inception in December 2003. He has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.10% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

..    If current market values are not readily  available for a security owned by a Fund,  its  fair  value  is  determined  using a  policy  adopted  by the
     Directors.
..    A Fund's  securities  may be  traded on  foreign  securities  markets  that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
..    Certain  securities  issued by companies in emerging  market  countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

 APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2003
                        --------------------------------------------     -------
PARTNERS INTERNATIONAL
FUND
 ADVISORS SELECT /(1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
 ADVISORS PREFERRED
 /(1)/                  N/A    N/A    N/A    N/A    N/A    N/A
 SELECT/ (1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
 PREFERRED/ (1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
Fidelity Select
International
Composite               40.19  40.19  -0.70  3.23   7.11                 40.19
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               38.59  38.59  -2.91  -0.05  4.47                 38.59
 Morningstar Foreign
 Large Blend Category   33.32  33.32  -4.60  0.49   4.65                 33.32


 /(1) /Fund's
 inception 12/06/00
                        --------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998   1997  1996   1995    1994
                        -----------------------------------------------------------------
PARTNERS INTERNATIONAL
FUND
 ADVISORS SELECT /(1)/

 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/

 PREFERRED/ (1)/

Fidelity Select         -13.21  -19.54  -12.47  36.82  19.03  6.27  8.93   12.85  9.05
International
Composite
 MSCI EAFE (Europe,     -15.94  -21.44  -14.17  26.96  20.00  1.78  6.05   11.21  7.78
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -19.15  -24.36  -20.88  52.48  14.80  6.99  13.88  10.03  -2.73
 Large Blend Category


 /(1) /Class'
 inception XXXXXX
                        -----------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

 ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated __________, 2004 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                         PARTNERS MIDCAP GROWTH FUND I


 This Prospectus describes a mutual fund organized by Principal Life Insurance
   Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund The Dreyfus
                            Corporation ("Dreyfus").


                The date of this Prospectus is __________, 2004.

                               TABLE OF CONTENTS

Fund Description ...............................3

General Information

 The Costs of Investing........................13

 Certain Investment Strategies and Related Risks 14

 Management, Organization and Capital Structure18

 Pricing of Fund Shares........................21

 Purchase of Fund Shares.......................22

 Redemption of Fund Shares.....................22

 Exchange of Fund Shares.......................22

 Dividends and Distributions...................22

 Fund Account Information......................23

Appendix A.....................................25

Additional Information.........................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


The inception date of the Fund is December 15, 2003. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on XXXXXXXXXX.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees....................    1.00%      1.00%    1.00%      1.00%
 12b-1 Fees.........................    0.30       0.25     0.10        N/A
 Other Expenses*....................    0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ...................     0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ....     0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                              1     3     5      10
 ADVISORS SELECT CLASS                                     $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                   160   496   855   1,867
 SELECT CLASS                                               140   437   755   1,657
 PREFERRED CLASS                                            128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

Day-to-day portfolio management of the Fund is performed by:


JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



MARK W. SIKORSKI, CFA . Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has 12 years' experience involving financial analysis and equity portfolio management. Mr. Sikorski earned his MBA in Finance from the University of Bridgeport and his BS in Electrical Engineering from Duke University. He is a Chartered Financial Analyst.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.

STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.


 APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                               AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                          LIFE OF
                         YTD   1 YR   3 YR   5 YR  10 YR   FUND         2003
                        -------------------------------------------     -------
PARNTERS MIDCAP GROWTH
FUND I
 ADVISORS SELECT /(1)/
                        N/A    N/A    N/A    N/A   N/A    N/A
 ADVISORS PREFERRED
 /(1)/                  N/A    N/A    N/A    N/A   N/A    N/A
 SELECT/ (1)/
                        N/A    N/A    N/A    N/A   N/A    N/A
 PREFERRED/ (1)/
                        N/A    N/A    N/A    N/A   N/A    N/A
Dreyfus-Mellon Mid Cap
Growth Composite        40.70  40.70  -4.70  N/A   N/A
 Russell Midcap Growth
 Index                  42.72  42.72  -6.13  2.01  9.41                 42.72
 Morningstar Mid-Cap
 Growth Category        36.09  36.09  -7.80  2.61  8.38                 36.09


 /(1) /Class's
 inception XX/XX/04
                        -------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
PARNTERS MIDCAP GROWTH
FUND I
 ADVISORS SELECT /(1)/

 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/

 PREFERRED/ (1)/

Dreyfus-Mellon Mid Cap
Growth Composite        -26.12  -16.73
 Russell Midcap Growth  -27.40  -20.16  -11.74  51.29  17.86  22.54  17.48  33.98  -2.16
 Index
 Morningstar Mid-Cap    -27.53  -21.28  -6.90   63.90  17.51  17.05  16.99  34.79  -1.03
 Growth Category


 /(1) /Class's
 inception XX/XX/04
                        ------------------------------------------------------------------



MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.

 ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated ___________, 2004 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                          PARTNERS MIDCAP VALUE FUND I


 This Prospectus describes a mutual fund organized by Principal Life Insurance
  Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund Goldman Sachs
                           Asset Management ("GSAM").


                The date of this Prospectus is __________, 2004.

                               TABLE OF CONTENTS

Fund Description ...............................3

General Information

 The Costs of Investing........................13

 Certain Investment Strategies and Related Risks 14

 Management, Organization and Capital Structure18

 Pricing of Fund Shares........................21

 Purchase of Fund Shares.......................22

 Redemption of Fund Shares.....................22

 Exchange of Fund Shares.......................22

 Dividends and Distributions...................22

 Fund Account Information......................23

Appendix A.....................................25

Additional Information.........................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PARTNERS MIDCAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, Goldman Sachs Asset Management, L.P. ("GSAM"). GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


The inception date of the Fund is December 15, 2003. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on XXXXXXXXXX.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees....................    1.00%      1.00%    1.00%      1.00%
 12b-1 Fees.........................    0.30       0.25     0.10        N/A
 Other Expenses*....................    0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ...................     0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee ....     0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                                                           1     3     5      10
 ADVISORS SELECT CLASS                                  $178  $551  $949  $2,062
 ADVISORS PREFERRED CLASS                                160   496   855   1,867
 SELECT CLASS                                            140   437   755   1,657
 PREFERRED CLASS                                         128   400   692   1,523

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Fund as it is new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $375.7 billion.

Day-to-day portfolio management of the Fund is performed by:


DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Vice President and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Davis is a Vice President and Portfolio Manager at GSAM. Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



STACEY ANN DEMATTEIS . Ms. DeMatteis is a Vice President and Client Portfolio Manager at GSAM. Ms. DeMatteis joined GSAM as a product-marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value team.



SEAN GALLAGHER . Mr. Gallagher is a Vice President and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



JAMES OTNESS . Mr. Otness is a Managing Director and Portfolio Manager at GSAM. Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.



LISA PARISI . Ms. Parisi is a Vice President and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manger at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The Fund has entered into an agreement with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisor without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund has received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.


MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.


 APPENDIX A - PERFORMANCE RESULTS


The Fund is new and has no historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2003)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2003
                        --------------------------------------------     -------
PARTNERS MIDCAP VALUE
FUND I
 ADVISORS SELECT /(1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
 ADVISORS PREFERRED
 /(1)/                  N/A    N/A    N/A    N/A    N/A    N/A
 SELECT/ (1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
 PREFERRED/ (1)/
                        N/A    N/A    N/A    N/A    N/A    N/A
Goldman Sachs Mid Cap
Value Composite         28.16  28.16  11.14  12.65  N/A                  28.16
 Russell Midcap Value
 Index                  38.06  38.06  8.48   8.73   13.04                38.06
 Morningstar Mid-Cap
 Value Category         34.38  34.38  7.32   9.11   11.67                34.38


 /(1) /Class's
 inception XX/XX/04
                        --------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002   2001   2000   1999   1998   1997   1996   1995    1994
                        ----------------------------------------------------------------
PARTNERS MIDCAP VALUE
FUND I
 ADVISORS SELECT /(1)/

 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/

 PREFERRED/ (1)/

Goldman Sachs Mid Cap
Value Composite         -4.72   12.38  32.25  -0.08  -5.55  36.02  21.41
 Russell Midcap Value   -9.65   2.34   19.18  -0.11  5.09   34.37  20.26  34.93  -2.13
 Index
 Morningstar Mid-Cap    -12.91  6.40   16.82  7.78   3.92   26.04  20.50  29.27  -1.11
 Value Category


 /(1) /Class's
 inception XX/XX/04
                        ----------------------------------------------------------------



MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

 ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated ___________, 2004 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.

                           PREFERRED SECURITIES FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) / ("Principal Life"). The Sub-Advisor for the Fund is Spectrum Asset
                         Management, Inc. ("Spectrum").


                The date of this Prospectus is __________, 2004.

                               TABLE OF CONTENTS

Fund Description ...............................3

General Information

 The Costs of Investing........................13

 Certain Investment Strategies and Related Risks 14

 Management, Organization and Capital Structure18

 Pricing of Fund Shares........................21

 Purchase of Fund Shares.......................22

 Redemption of Fund Shares.....................22

 Exchange of Fund Shares.......................22

 Dividends and Distributions...................22

 Fund Account Information......................23

Appendix A.....................................25

Additional Information.........................24

Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds. The Fund offers four different classes of shares through this prospectus, each of which may be purchased through retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation.


The retirement plan may have fees in addition to those charged by the Fund.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

To obtain additional performance information for the Fund, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.

It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. The level of interest rates, changing regulatory environments, and intensifying competition can influence an industry's profitability. Other factors that can impact credit performance are the general economy and financial market liquidity.


The Fund may be subject to interest rate risk; that is, the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the securities owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, security prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Most of the preferred securities in the Fund are expected to be fully taxable and will not qualify for the Dividends Received Deduction ("DRD"). However, with regard to any portion of the portfolio that may be invested in securities that do pay qualified dividends, the Fund is subject to the risk that a change in federal tax law could reduce or eliminate the tax advantaged nature of the dividends. Such a change to the tax law would reduce the market value of preferred securities that pay qualified dividends.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

The inception date of the Fund is May 1, 2002. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on XXXXXXXXXX.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                    ADVISORS  ADVISORS
                                     SELECT   PREFERRED   SELECT     PREFERRED
                                     CLASS      CLASS      CLASS       CLASS
 Management Fees..................   0.75%      0.75%      0.75%       0.75%
 12b-1 Fees.......................   0.30       0.25       0.10         N/A
 Other Expenses*..................   0.45       0.32       0.28        0.26
                                     ----       ----       ----        ----
     TOTAL FUND OPERATING EXPENSES   1.50%      1.32%      1.13%       1.01%
 * Other Expenses:
    Service Fee ..................   0.25%      0.17%      0.15%       0.15%
    Administrative Service Fee ...   0.20       0.15       0.13        0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                              NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------
                                                       1     3     5      10
 ADVISORS SELECT CLASS                              $153  $474  $818  $1,791
 ADVISORS PREFERRED CLASS                            134   418   723   1,590
 SELECT CLASS                                        115   359   622   1,375
 PREFERRED CLASS                                     103   322   558   1,236

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Preferred, Advisors Select and Advisors Preferred classes of the Fund each pay a distribution fee based on its average daily net asset value (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers.
  Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003 the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2003, Spectrum, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management.

Day-to-day portfolio management of the Fund is performed by:


L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was 0.75%.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


In light of recent news stories alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000, The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts. The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.



PERFORMANCE RESULTS


The Fund has only limited historical performance data. The following table sets forth historical information about client accounts managed by the Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                              AVERAGE ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2003)

                                                       LIFE OF
                        YTD   1 YR  3 YR  5 YR  10 YR   FUND         2003
                        ----------------------------------------     ------
PREFERRED SECURITIES
FUND
 ADVISORS SELECT /(1)/
                        N/A   N/A   N/A   N/A   N/A    N/A
 ADVISORS PREFERRED
 /(1)/                  N/A   N/A   N/A   N/A   N/A    N/A
 SELECT/ (1)/
                        N/A   N/A   N/A   N/A   N/A    N/A
 PREFERRED/ (1)/
                        N/A   N/A   N/A   N/A   N/A    N/A
Spectrum Preferred
Securities Composite
 Lehman Brothers
 Aggregate Bond Index   4.11  4.11  7.57  6.62  6.95                 4.11
 Morningstar
 Intermediate-Term
 Bond Category          4.92  4.92  6.77  5.67  6.08                 4.92


 /(1) /Class's
 inception 12/06/00
                        ----------------------------------------     ------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)


                        2002   2001   2000   1999   1998  1997   1996  1995    1994
                        -------------------------------------------------------------
PREFERRED SECURITIES
FUND
 ADVISORS SELECT /(1)/

 ADVISORS PREFERRED
 /(1)/
 SELECT/ (1)/

 PREFERRED/ (1)/

Spectrum Preferred      9.72   10.55  16.11  -5.05  8.25  12.47  7.95  23.50  4.21
Securities Composite
 Lehman Brothers        10.26  8.42   11.63  -0.82  8.69  9.65   3.63  13.47  -2.92
 Aggregate Bond Index
 Morningstar            7.88   7.36   9.45   -1.22  7.42  8.76   3.30  17.35  -3.73
 Intermediate-Term
 Bond Category


 /(1) /Class's
 inception 12/06/00
                        -------------------------------------------------------------



LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

 ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated ____________, 2004 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

PART C. OTHER INFORMATION

Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/5/03 (filed 02/26/03)
                f.   Articles Supplementary dated 4/30/03 (filed 9/11/03)
                g.   Articles Supplementary dated 6/10/03 (filed 9/11/03)
                h.   Articles Supplementary dated 9/9/03 (filed 9/11/03)
                i.   Articles Supplementary dated 11/6/03 (filed 12/15/03)
                j.   Articles Supplementary dated 1/29/04 (filed 2/26/04)

 (b)                 By-laws (filed 9/11/03)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)

       (11)     a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

       (13)     a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

       (14)     a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)

       (15)     a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)

       (16)     a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with UBS *

       (17)     a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement (filed 12/15/03)

       (18)     a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)

       (20)     a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Putnam (filed 9/11/03)

       (21)     a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)

       (22)     a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Wellington (filed 9/11/03)

       (23)     a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
                b.   Fidelity Sub-Sub-Advisory Agreement (filed 12/15/03)

       (24)     a.   T. Rowe Price Sub-Advisory Agreement **

       (25)     a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement **

       (26)     a.   Mazama Capital Management Sub-Advisory Agreement **

       (27)     a.   Dimensional Fund Advisors Sub-Advisory Agreement **

 (e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed 9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class J Shares (filed 12/30/02)

       (2)           Shareholder Services Agreement (filed 12/15/00)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed 9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)           Accounting Services Agreement (filed 9/22/00)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)

       (6)           Service Agreement (filed 9/22/00)

       (7)           Service Sub-Agreement (filed 9/22/00)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)

       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)

      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)

      (11)           Plan of Acquisition Balanced Fund (filed 9/11/03)

      (12)           Plan of Acquisition International SmallCap Fund (filed 9/11/03)

      (13)           Plan of Acquisition Partners MidCap Blend (filed 9/11/03)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors **

 (k)                 Financial Statements included in this Registration Statement:
       (1)           Part A:
                          None

       (2)           Part B: None

       (3)           Annual Report to Shareholders  ***

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement (filed 12/30/02)

       (40-41)       Initial Capital Agreement (filed 2/26/04)

       (42)          Initial Capital Agreement **

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan *

       (2)           Advisors Select Plan *

       (3)           Select Plan *

 (n)                 Rule 18f-3 Plan (filed 9/11/03)

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Real Estate Investors (filed 9/11/03)

       (5)           Turner Investment Partners (filed 9/22/00)

       (6)           Morgan Stanley Asset Management (filed 9/11/03)

       (7)           Neuberger Berman Management (filed 9/11/03)

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management (filed (9/11/03)

       (10)          Federated Investment Management (filed 9/11/03)

       (11)          Ark Asset Management (filed 12/15/00)

       (12)          Spectrum Code of Ethics (filed 04/29/02)

       (13)          Putnam Code of Ethics  (filed 12/15/03)

       (14)          UBS Code of Ethics *

       (15)          Dreyfus Code of Ethics (filed 12/15/03)

       (16)          JP Morgan Code of Ethics (filed 10/15/02)

       (17)          Goldman Sachs Code of Ethics (filed 12/30/02)

       (18)          Wellington Code of Ethics (filed 12/30/02)

       (19)          Fidelity Code of Ethics (filed 9/11/03)

       (20)          Alliance Capital Management LP Code of Ethics (filed 9/11/03)

       (21)          Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

       (22)          Principal Global Investors Code of Ethics (filed 9/11/03)

       (23)          Principal Management Corporation Code of Ethics (filed 9/11/03)

       (24)          T. Rowe Price Code of Ethics (filed 2/26/04)

       (25)          Grantham, Mayo, Van Otterloo Code of Ethics (filed 2/26/04)

       (26)          Mazama Capital Management Code of Ethics *

       (27)          Dimensional Fund Advisors Code of Ethics *

 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries wholly-owned by Principal Financial Services, Inc.:

          a. Princor Financial Services Corporation (an Iowa Corporation) a corporation that acts as a registered broker-dealer and markets a variety of mutual funds, unit investment trusts and limited partnerships and serves as the principal underwriter and distributor for the mutual funds organized by Principal Life Insurance Company.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. an Iowa corporation engaged in international business development.

          d. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          e. Principal Global Investors Holding Company, Inc. a Delaware holding company.

          f. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          g. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          h. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          i. Principal Financial Services (Australia), Inc. an Iowa holding company.

          j.   Principal International De Chile S.A. (Chile) a holding company.

          k. Principal Financial Group Investments (Australia) Pty Limited a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a. Principal Management Corporation (an Iowa Corporation) a SEC registered investment advisor providing investment management and other services to the mutual funds organized by Principal Life Insurance Company and distributed through Princor Financial Services Corporation.

          Subsidiary 42% owned by PFG DO Brasil LTDA:

          a. BrasilPrev Seguros e Previdencia S.A.(Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (Russia) an inactive company.

          b. Principal International Argentina, S.A. (Argentina) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies. These companies including Principal Life Compania de Securos de Vida S.A. and Principal Retiro Compania de Securos de Retiro S.A.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          f. Principal Trust Company (Asia) Limited (Hong Kong) an Asia Trust company.

          g. Principal Mexico Compania De Seguros S.A. De C.V. (Mexico) a life insurance company.

          h.   Principal Pensiones, S.A. De C.V. (Mexico) a pension company.

          i.   Principal Afore, S.A. De C.V. (Mexico) a pension company.

          j.   Principal  Mexico  Servicios,  S.A.  De C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          k. Distribuidora Principal Mexico, S.A. De C.V. (Mexico) a Mexico company established to be the employer of Mexico sales employees.

          l.   Principal   Consulting   (India)  Private  Limited  a  consulting
               company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.:

          a. Principal Global Investors (Singapore) Limited a company engaged in funds management services including the management of unit trusts and investment advisory services.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Ireland) Limited a company that engages in funds management.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.:

          a. Principal Asset Management Company Limited (India) an asset management company.

          b. Principal Trustee Company Limited (India) a trustee company for mutual funds.

          Subsidiaries wholly-owned by Principal Life Insurance Company:

          a. InSource Group, LLC a Delaware limited liability company engaged in marketing products for companies of the Principal Financial Group.

          b. Principal Global Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor who provides private mortgage, real estate and fixed-income securities to institutional clients.

          c. Principal Development Investors, LLC a Delaware limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC a Delaware limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company an Iowa corporation that serves as a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. a North Carolina marketing, sales and administration of executive employee benefit services.

          g.   BCI Group, Inc. a Delaware limited liability company.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 20.21% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 4, 2004.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.43% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 27.80% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal International Fund, Inc. (a Maryland Corporation) 15.80% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.27% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 6.99% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 9.34% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 5.96% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 15.89% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.10% of shares outstanding of the Bond & Mortgage Securitites Fund,
               10.11% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Governement Securities Fund,
               0.03%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.20% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.04% of shares outstanding of the High Quality Short-Term Bond Fund,
               32.23% of shares outstanding of the International Emerging Markets Fund,
               15.54% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 96.29% of shares outstanding of the LargeCap Blend Fund I, 23.03% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 22.89% of shares outstanding of the LargeCap Value Fund, 0.04% of shares outstanding of the MidCap Blend Fund, 0.25% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 100.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 13.73% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               59.87% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 5.52% of shares outstanding of the Partners MidCap Growth Fund, 100.00% of shares outstanding of the Partners MidCap Growth Fund I,
               2.59% of shares outstanding of the Partners MidCap Value Fund, 100.00% of shares outstanding of the Partners MidCap Value Fund I,
               30.26% of shares outstanding of the Partners SmallCap Blend Fund, 2.49% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 15.81% of shares outstanding of the Partners SmallCap Value Fund I,
               0.08% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.07% of shares outstanding of the Principal LifeTime 2050 Fund, 0.03% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Fund, 14.47% of shares outstanding of the SmallCap Blend Fund, 15.33% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.42% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 4, 2004.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 4, 2004: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities,.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Tactical Asset Management Pty, Limited an Australia company that engages in management of futures positions.

          b. Principal Global Investors (Australia) Service Company Pty Ltd an Australia company established to be the employer of Australia employees.

          c. Principal Capital Global Investors Limited an Australia company which is an SEC registered investment advisor which manages international funds (non-Australian) residents.

          d. Principal Financial Group Australia Pty Ltd. an Australia holding company.

          Subsidiaries wholly-owned by Principal International De Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania De Securos De Vida Chile S.A. (Chile) a life insurance company.

          Subsidiary wholly owned by Principal Financial Group Investments (Australia) Pty Limited:

          a. Principal Hotels Holdings Pty Limited an Australia holding company.

          Subsidiaries  owned  by  Principal   International   Argentina,   S.A.
          (Argentina):

          a. Principal Retiro Compania De Securos De Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania De Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary  owned by  Principal  International  (Asia)  Limited  (Hong
          Kong):

          a. Principal Global Investors (Asia) Limited (Hong Kong) a company that provides sale, marketing and client services support for Principal Capital Management funds and institutional investors.

          Subsidiary owned by Principal Afore, S.A. De C.V. (Mexico):

          a. Principal Siefore, S.A. De C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Enterprise Capital, LLC a Delaware limited liability company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC a Delaware limited liability company that provides private market bridge financing and other secondary market opportunities.

          c. Principal Real Estate Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor that provides real estate debt and equity portfolio management on behalf of institutional clients.

          d. Principal Commercial Funding, LLC a Delaware limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e. Principal Capital Futures Trading Advisors, LLC a Delaware limited liability company which is a commodities trading advisor registered with the CFTC.

          f.   Principal  Global  Investors Trust a Delaware  business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          g.   Spectrum  Asset  Management,   Inc.  a  Connecticut   corporation
               specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank a federally-chartered direct delivery savings bank, with FDIC insurance offering traditional banking services and products to its customers including checking, money market demand accounts, savings accounts and certificates of deposit as well as traditional consumer loans, car loans and personal loans.

          c. Patrician Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          d. Petula Associates, Ltd. an Iowa corporation that engages in real estate joint venture transactions with developers.

          e. Principal Development Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          f. Principal Spectrum Associates, Inc. a California corporation which engages in real estate joint venture transactions with developers.

          g.   Principal   FC,  Ltd.   an  Iowa   limited   purpose   investment
               corporation.

          h. Equity FC, Ltd. an Iowa general business corporation that engages in investment transactions, including limited partnerships and limited liability companies.

          i. Principal Delaware Name Holding Company, Inc. a corporation which currently is inactive.

          j. Principal Asset Markets, Inc. an Iowa corporation which currently is inactive.

          k.   Principal  Residential  Mortgage,   Inc.  an  Iowa  full  service
               mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. an Iowa corporation which currently is inactive.

          m. Healthrisk Resource Group, Inc. an Iowa general business corporation engaged in providing managed are expertise and administrative ser4vices to provider organizations involved in risk-assuming contracts for health care services.

          n. Preferred Product Network, Inc. a Delaware insurance broker which markets selected products manufactured outside the Principal Financial Group--formerly known as Principal Product Network, Inc. and Principal Marketing Services, Inc.

          o.   Principal Health Care, Inc. an Iowa managed care company.

          p.   Dental-Net,   Inc.  an  Arizona   managed  dental  care  services
               organization.

          q. Principal Financial Advisors, Inc. an Iowa corporation that acts as an SEC Registered Investment Advisor offering retirement plan asset allocation services to employers and plan members and cash flow value assessments of commercial mortgages for institutional clients.

          r. Delaware Charter Guarantee & Trust Company (D/B/A Trustar Retirement Services) a Delaware corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pension, Inc. a Connecticut corporation engaged in sales, marketing and administration of group insurance plans and third-party administration for defined contribution plans. Does business as Northeast Plan Administrators.

          t. Principal Investors Corporation a New Jersey general business corporation that holds investments.

          Subsidiaries wholly-owned by Executive Benefit Services, Inc.:

          a. Executive Broker Dealer Services, LLC a North Carolina limited liability company anticipated to be a registered broker-dealer.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited an Australia company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.:

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by Principal Compania De Seguros De Vida Chile S.A. (Chile):

          a. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Hotels Holdings Pty Limited:

          a. Principal Hotels Australia Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Petula Associates, Ltd.:

          a. Petula Prolix Development Company an Iowa general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. an Iowa brokerage and servicer of residential mortgages.

          b.   Principal  Mortgage   Reinsurance  Company  a  Vermont  mortgage
               reinsurance company.

          c. Principal Residential Mortgage Funding, LLC a Delaware limited liability company which purchases and holds residential mortgage loans.

          d. Principal Residential Mortgage Servicing, LLC a Delaware limited liability company which acquires mortgage servicing rights.

          Subsidiary wholly-owned by Dental-Net, Inc.:

          a. Employers Dental Services, Inc. an Arizona prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation a Rhode Island corporation which serves as a corporate trustee for retirement trusts.

          b.   PPI  Employee  Benefits  Corporation  a  Connecticut   registered
               broker-dealer, limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. a Massachusetts corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a. Principal Australia (Holdings) Pty Ltd an Australia commercial and investment banking and asset management company.

          Subsidiary wholly-owned by Principal Hotels Australia Pty Limited:

          a. Principal Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President -
     The Principal                    Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Assistant Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 16th day of March, 2004.


                                       Principal Investors Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                      Date


/s/ R. C. Eucher
_____________________________      Director, President and    March 16, 2004
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               March 16, 2004
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         March 16, 2004
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   March 16, 2004
J. E. Aschenbrenner                                           __________________


   (J. D. Davis)*
_____________________________      Director                   March 16, 2004
J. D. Davis                                                   __________________


   (P. A. Ferguson)*
_____________________________      Director                   March 16, 2004
P. A. Ferguson                                                __________________


   (R. W. Gilbert)*
_____________________________      Director                   March 16, 2004
R. W. Gilbert                                                 __________________


   (W. C. Kimball)*
_____________________________      Director                   March 16, 2004
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   March 16, 2004
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included